                                                                     EXHIBIT 2.3

                           ASSET PURCHASE AGREEMENT
                           ------------------------

     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made as of February 29, 2000 among Clear Channel Broadcasting, Inc., a Nevada corporation ("CCB"), Clear Channel Broadcasting Licenses, Inc., a Nevada corporation ("CCBL") (CCB and CCBL, collectively, "Seller"), and Nassau Broadcasting Partners, L.P., a Delaware limited partnership ("Buyer").

                                   Recitals
                                   --------

     A. Seller owns and operates the following radio broadcast stations (collectively, the "Stations") pursuant to certain authorizations issued by the Federal Communications Commission (the "FCC"):

                        WEEX (AM), Easton, Pennsylvania
                        WODE-FM, Easton, Pennsylvania

     B. Subject to the terms and conditions set forth herein, Buyer desires to acquire the Station Assets (defined below).

     C. Clear Channel Communications, Inc. (Seller's parent), CCU Merger Sub, Inc. and AMFM Inc. are parties to an Agreement and Plan of Merger dated October 2, 1999 (the "AMFM Agreement").

                                   Agreement
                                   ---------

     NOW, THEREFORE, taking the foregoing into account, and in consideration of the mutual covenants and agreements set forth herein, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1: PURCHASE OF ASSETS
-----------------------------

     1.1. Station Assets. On the terms and subject to the conditions hereof, on the Closing Date (defined below), Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase and acquire from Seller, all of the right, title and interest of Seller in and to all of the assets, properties, interests and rights of Seller of whatsoever kind and nature, real and personal, tangible and intangible, which are used exclusively in the operation of the Stations and specifically described in this Section 1.1, but excluding the Excluded Assets as hereafter defined (the "Station Assets"):

          (a) all licenses, permits and other authorizations which are issued to Seller by the FCC with respect to the Stations (the "FCC Licenses") and described on Schedule 1.l(a), including any renewals or modifications thereof between the date hereof and Closing;

          (b) all equipment, electrical devices, antennae, cables, tools, hardware, office furniture and fixtures, office materials and supplies, inventory, motor vehicles, spare parts and other tangible personal property of every kind and description which are used exclusively in the operation of the Stations and listed on Schedule 1.1(b), except any retirements or dispositions thereof made between the date hereof and Closing in the ordinary course of business and consistent with past practices of Seller (the "Tangible Personal Property");

          (c)  all Time Sales Agreements and Trade Agreements (both defined in
Section 2.1), Real Property Leases (defined in Section 7.7), and other contracts, agreements, and leases which are used in the operation of the Stations and listed on Schedule 1.1(c), together with all contracts, agreements, and leases made between the date hereof and Closing in the ordinary course of business that are used in the operation of the Stations (the "Station Contracts");

          (d) all of Seller's rights in and to the Stations' call letters and Seller's rights in and to the trademarks, trade names, service marks, franchises, copyrights, computer software, programs and programming material, jingles, slogans, logos, and other intangible property which are used exclusively in the operation of the Stations and listed on Schedule 1.1(d) (the "Intangible Property");

          (e) Seller's rights in and to all the files, documents, records, and books of account (or copies thereof) relating exclusively to the operation of the Stations, including the Stations' local public files, programming information and studies, blueprints, technical information and engineering data, advertising studies, marketing and demographic data, sales correspondence, lists of advertisers, credit and sales reports, and logs, but excluding records relating to Excluded Assets (defined below); and

          (f) any real property which is used exclusively in the operation of the Stations (including any of Seller's appurtenant easements and improvements located thereon) and described on Schedule 1.1(f) (the "Real Property").

          The Station Assets shall be transferred to Buyer free and clear of liens, claims and encumbrances ("Liens") except for (i) Assumed Obligations (defined in Section 2.1), (ii) liens for taxes not yet due and payable and for which Buyer receives a credit pursuant to Section 3.3, (iii) such liens, easements, rights of way, building and use restrictions, exceptions, reservations and limitations that do not in any material respect detract from the value of the property subject thereto or impair the use thereof in the ordinary course of the business of the Stations, and (iv) any items listed on
Schedule 1.1(b) (collectively, "Permitted Liens").

     1.2. Excluded Assets. Notwithstanding anything to the contrary contained herein, the Station Assets shall not include the following assets along with all rights, title and interest therein (the "Excluded Assets"):

          (a) all cash and cash equivalents of Seller, including without limitation certificates of deposit, commercial paper, treasury bills, marketable securities, asset or money market accounts and all such similar accounts or investments;

          (b) all accounts receivable or notes receivable arising in the operation of the Stations prior to Closing;

          (c) all tangible and intangible personal property of Seller disposed of or consumed in the ordinary course of business of Seller between the date of this Agreement and Closing;

          (d) all Station Contracts that terminate or expire prior to Closing in the ordinary course of business of Seller;

          (e) Seller's name, corporate minute books, charter documents, corporate stock record books and such other books and records as pertain to the organization, existence or share capitalization of Seller, duplicate copies of the records of the Stations, and all records not relating exclusively to the operation of the Stations;

          (f) contracts of insurance, and all insurance proceeds or claims made thereunder;

          (g) except as provided in Section 10.4, all pension, profit sharing or cash or deferred (Section 401(k)) plans and trusts and the assets thereof and any other employee benefit plan or arrangement and the assets thereof, if any, maintained by Seller; and

          (h) all rights, properties and assets described on Schedule 1.2(h), and all rights, properties and assets not specifically described in Section 1.1.

ARTICLE 2: ASSUMPTION OF OBLIGATIONS
           -------------------------

     2.1. Assumed Obligations. On the Closing Date, Buyer shall assume the obligations of Seller (the "Assumed Obligations") arising after Closing under the Station Contracts, including without limitation all agreements for the sale of advertising time on the Stations for cash in the ordinary course of business ("Time Sales Agreements") and all agreements for the sale of advertising time on the Stations for non-cash consideration ("Trade Agreements").

     2.2. Retained Obligations. Buyer does not assume or agree to discharge or perform and will not be deemed by reason of the execution and delivery of this Agreement or any agreement, instrument or document delivered pursuant to or in connection with this Agreement or otherwise by reason of the consummation of the transactions contemplated hereby, to have assumed or to have agreed to discharge or perform, any liabilities, obligations or commitments of Seller of any nature whatsoever whether accrued, absolute, contingent or otherwise and

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whether or not disclosed to Buyer, other than the Assumed Obligations (the
"Retained Obligations").

ARTICLE 3: PURCHASE PRICE
           --------------

     3.1. Purchase Price. In consideration for the sale of the Station Assets to Buyer, in addition to the assumption of the Assumed Obligations, Buyer shall at Closing (defined below) deliver to Seller by wire transfer of immediately available funds, Thirty Million Dollars ($30,000,000) subject to adjustment pursuant to Section 3.3 (the "Purchase Price").

     3.2. Deposit. On the date of this Agreement, Buyer shall deposit an amount equal to 20% of the Purchase Price (the "Deposit") with NationsBank/Bank of America (the "Escrow Agent") pursuant to the Escrow Agreement (the "Escrow Agreement") of even date herewith among Buyer, Seller and the Escrow Agent. At Closing, the Deposit shall be applied to the Purchase Price and any interest accrued thereon shall be disbursed to Buyer. If this Agreement is terminated by Seller due to Buyer's failure to consummate the Closing on the Closing Date or if this Agreement is otherwise terminated by Seller pursuant to Section
16.1(c), the Deposit and any interest accrued thereon shall be disbursed to Seller as partial payment of liquidated damages pursuant to Section 16.3. If this Agreement is terminated for any other reason, the Deposit and any interest accrued thereon shall be disbursed to Buyer.

     3.3. Prorations and Adjustments. Except as otherwise provided herein, all deposits, reserves and prepaid and deferred income and expenses relating to the Station Assets or the Assumed Obligations and arising from the conduct of the business and operations of the Stations shall be prorated between Buyer and Seller in accordance with generally accepted accounting principles as of 11:59 p.m. on the date immediately preceding the Closing Date. Such prorations shall include, without limitation, all ad valorem, real estate and other property taxes (but excluding taxes arising by reason of the transfer of the Station Assets as contemplated hereby which shall be paid as set forth in Section 13.1), business and license fees, music and other license fees (including any retroactive adjustments thereof), utility expenses, amounts due or to become due under Station Contracts, rents, lease payments and similar prepaid and deferred items. Real estate taxes shall be apportioned on the basis of taxes assessed for the preceding year, with a reapportionment, if any, as soon as the new tax rate and valuation can be ascertained. Except as otherwise provided herein, the prorations and adjustments contemplated by this Section 3.3, to the extent practicable, shall be made on the Closing Date. As to those prorations and adjustments not capable of being ascertained on the Closing Date, an adjustment and proration shall be made within ninety (90) calendar days of the Closing Date. In the event of any disputes between the parties as to such adjustments, the amounts not in dispute shall nonetheless be paid at the time provided herein and such disputes shall be determined by an independent certified public accountant mutually acceptable to the parties, and the fees and expenses of such accountant shall be paid one-half by Seller and one-half by Buyer.

     3.4. Allocation. The Purchase Price shall be allocated among the Station Assets in a manner as mutually agreed between the parties based upon an appraisal prepared by Bond &

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Pecaro (whose fees shall be paid one-half by Seller and one-half by Buyer).
Seller and Buyer agree to use the allocations determined pursuant to this
Section 3.4 for all tax purposes, including without limitation, those matters subject to Section 1060 of the Internal Revenue Code of 1986, as amended.

ARTICLE 4: CLOSING
           -------

     4.1. Closing. The consummation of the sale and purchase of the Station Assets (the "Closing") shall occur on a date (the "Closing Date") and at a time and place designated solely by Seller after FCC Consent (defined below), subject to satisfaction or waiver of the conditions to Closing contained herein (other than those to be satisfied at Closing). If requested by Seller, prior to Closing the parties shall hold a pre-closing conference at a time and place designated by Seller, at which the parties shall provide (for review only) all documents to be delivered at Closing under this Agreement, each duly executed but undated, and otherwise confirm their ability to timely consummate the Closing.

ARTICLE 5: GOVERNMENTAL CONSENTS
           ---------------------

     Closing is subject to and conditioned upon (i) prior FCC consent (the "FCC Consent" to the assignment of the FCC Licenses to Buyer, (ii) United States Department of Justice ("DOJ") prior approval (the "DOJ Consent") of the transactions contemplated hereby, including without limitation any such approval as may be necessary to enable Seller to consummate the merger under the AMFM Agreement, and (iii) expiration or termination of any applicable waiting period ("HSR Clearance") under the HSR Act (defined below).

     5.1. FCC. On a date designated by Seller, Buyer and Seller shall file an application with the FCC (the "FCC Application") requesting the FCC Consent. Buyer and Seller shall diligently prosecute the FCC Application and otherwise use their best efforts to obtain the FCC Consent as soon as possible. If the FCC Consent imposes upon Buyer any condition (including without limitation any divestiture condition), Buyer shall timely comply therewith.

     5.2. HSR. If not previously filed, then within five (5) business days after the execution of this Agreement, Buyer and Seller shall make any required filings with the Federal Trade Commission and the DOJ pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") with respect to the transactions contemplated hereby (including a request for early termination of the waiting period thereunder), and shall thereafter promptly respond to all requests received from such agencies for additional information or documentation.

     5.3. General. Buyer and Seller shall notify each other of all documents filed with or received from any governmental agency with respect to this Agreement or the transactions contemplated hereby. Buyer and Seller shall furnish each other with such information and assistance as such the other may reasonably request in connection with their preparation of any governmental filing hereunder. If Buyer becomes aware of any fact relating to it which would prevent or delay the FCC Consent, the DOJ Consent or HSR Clearance, Buyer shall promptly notify Seller thereof and take such steps as necessary to remove such impediment, including but not limited to divesting any stations and terminating any agreements to acquire or program or market any stations.

ARTICLE 6: REPRESENTATIONS AND WARRANTIES OF BUYER
           ---------------------------------------

     Buyer hereby makes the following representations and warranties to Seller:

     6.1. Organization and Standing. Buyer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which the Station Assets are located. Buyer has the requisite power and authority to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by Buyer pursuant hereto (collectively, the "Buyer Ancillary Agreements"), to consummate the transactions contemplated hereby and thereby and to comply with the terms, conditions and provisions hereof and thereof.

     6.2. Authorization. The execution, delivery and performance of this Agreement and the Buyer Ancillary Agreements by Buyer have been duly authorized and approved by all necessary action of Buyer and do not require any further authorization or consent of Buyer. This Agreement is, and each Buyer Ancillary Agreement when executed and delivered by Buyer and the other parties thereto will be, a legal, valid and binding agreement of Buyer enforceable in accordance with its respective terms, except in each case as such enforceability may be limited by bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting or limiting the enforcement of creditors' rights generally and except as such enforceability is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     6.3. No Conflicts. Neither the execution and delivery by Buyer of this Agreement and the Buyer Ancillary Agreements or the consummation by Buyer of any of the transactions contemplated hereby or thereby nor compliance by Buyer with or fulfillment by Buyer of the terms, conditions and provisions hereof or thereof will: (i) conflict with any organizational documents of Buyer or any law, judgment, order or decree to which Buyer is subject; or (ii) require the approval, consent, authorization or act of, or the making by Buyer of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental or regulatory authority or body, except the FCC Consent and DOJ Consent, and, if applicable, HSR Clearance.

     6.4. Qualification. Buyer is legally, financially and otherwise qualified to be the licensee of, acquire, own and operate the Stations under the Communications Act of 1934, as amended (the "Communications Act") and the rules, regulations and policies of the FCC. There are no facts that would, under existing law and the existing rules, regulations, policies and procedures of the FCC, disqualify Buyer as an assignee of the FCC Licenses or as the owner and operator of the Stations. No waiver of any FCC rule or policy is necessary for the FCC Consent to be obtained. There is no action, suit or proceeding pending or threatened against Buyer which questions the legality or propriety of the transactions contemplated by this

Agreement or could materially adversely affect Buyer's ability to perform its obligations hereunder. Buyer has and will have available on the Closing Date sufficient funds to enable it to consummate the transactions contemplated hereby.

     6.5. No Finder. No broker, finder or other person is entitled to a commission, brokerage fee or other similar payment in connection with this Agreement or the transactions contemplated hereby as a result of any agreement or action of Buyer or any party acting on Buyer's behalf, except Seratin Bros., Inc., whose fee will be paid by Buyer.

ARTICLE 7: REPRESENTATIONS AND WARRANTIES OF SELLER
           ----------------------------------------

     Seller makes the following representations and warranties to Buyer:

     7.1. Organization. Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which the Station Assets are located. Seller has the requisite power and authority to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by Seller pursuant hereto (collectively, the "Seller Ancillary Agreements"), to consummate the transactions contemplated hereby and thereby and to comply with the terms, conditions and provisions hereof and thereof.

     7.2. Authorization. The execution, delivery and performance of this Agreement and the Seller Ancillary Agreements by Seller have been duly authorized and approved by all necessary action of Seller and do not require any further authorization or consent of Seller. This Agreement is, and each Seller Ancillary Agreement when executed and delivered by Seller and the other parties thereto will be, a legal, valid and binding agreement of Seller enforceable in accordance with its respective terms, except in each case as such enforceability may be limited by bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting or limiting the enforcement of creditors' rights generally and except as such enforceability is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     7.3. No Conflicts. Neither the execution and delivery by Seller of this Agreement and the Seller Ancillary Agreements or the consummation by Seller of any of the transactions contemplated hereby or thereby nor compliance by Seller with or fulfillment by Seller of the terms, conditions and provisions hereof or thereof will: (i) conflict with any organizational documents of Seller or any law, judgment, order, or decree to which Seller is subject or, except as set forth on Schedule 1.1(c), any Station Contract; or (ii) require the approval, consent, authorization or act of, or the making by Seller of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental or regulatory authority or body, except the FCC Consent and DOJ Consent and, if applicable, HSR Clearance.

     7.4. FCC Licenses. Seller (or one of the companies comprising Seller) is the holder of the FCC Licenses described on Schedule 1.1(a). The FCC Licenses are in full force and effect and have not been revoked, suspended, canceled, rescinded or terminated and have not expired. There is not pending any action by or before the FCC to revoke, suspend, cancel, rescind or materially adversely modify any of the FCC Licenses (other than proceedings to amend FCC rules of general applicability), and there is not now issued or outstanding, by or before the FCC, any order to show cause, notice of violation, notice of apparent liability, or notice of forfeiture against Seller with respect to the Stations. The Stations are operating in compliance in all material respects with the FCC Licenses, the Communications Act, and the rules, regulations and policies of the FCC.

     7.5. Taxes. Seller has, in respect of the Stations' business, filed all foreign, federal, state, county and local income, excise, property, sales, use, franchise and other tax returns and reports which are required to have been filed by it under applicable law and has paid all taxes which have become due pursuant to such returns or pursuant to any assessments which have become payable.

     7.6. Personal Property. Schedule 1.1(b) contains a list of all material items of Tangible Personal Property included in the Station Assets. Seller has title to the Tangible Personal Property free and clear of Liens other than Permitted Liens.

     7.7. Real Property. Schedule 1.1(f) contains a description of all Real Property included in the Station Assets. Seller has fee simple title to the owned Real Property ("Owned Real Property") free and clear of Liens other than Permitted Liens. Schedule 1.1(f) includes a description of each lease of Real Property or similar agreement included in the Station Assets (the "Real Property Leases"). The Owned Real Property includes, and the Real Property Leases provide, access to the Stations' facilities. To Seller's knowledge, the Real Property is not subject to any suit for condemnation or other taking by any public authority.

     7.8. Contracts. Each of the Station Contracts (including without limitation each of the Real Property Leases) is in effect and is binding upon Seller and, to Seller's knowledge, the other parties thereto (subject to bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally). Seller has performed its obligations under each of the Station Contracts in all material respects, and is not in material default thereunder, and to Seller's knowledge, no other party to any of the Station Contracts is in default thereunder in any material respect.

     7.9. Environmental. Except as set forth in any environmental report delivered by Seller to Buyer prior to the date of this Agreement and except as set forth on Schedule 1.1(f), to Seller's knowledge, no hazardous or toxic substance or waste regulated under any applicable environmental, health or safety law has been generated, stored, transported or released on, in, from or to the Real Property included in the Station Assets. Except as set forth in any environmental report delivered by Seller to Buyer prior to the date of this Agreement and except as set forth on Schedule 1.1(f), to Seller's knowledge, Seller has complied in all material respects with all environmental, health and safety laws applicable to the Stations.

     7.10. Intangible Property. Schedule 1.1(d) contains a description of the material Intangible Property included in the Station Assets. Except as set forth on Schedule 1.1(d), Seller has received no notice of any claim that its use of the Intangible Property infringes upon any third party rights. Except as set forth on Schedule 1.1(d), Seller owns or has the right to use the Intangible Property free and clear of Liens other than Permitted Liens.

     7.11. Compliance with Law. Seller has complied in all material respects with all laws, regulations, rules, writs, injunctions, ordinances, franchises, decrees or orders of any court or of any foreign, federal, state, municipal or other governmental authority which are applicable to the operation of the Stations. There is no action, suit or proceeding pending or threatened against Seller in respect of the Stations that will subject Buyer to liability or which questions the legality or propriety of the transactions contemplated by this Agreement. To Seller's knowledge, there are no governmental claims or investigations pending or threatened against Seller in respect of the Stations (except those affecting the industry generally).

     7.12. No Finder. No broker, finder or other person is entitled to a commission, brokerage fee or other similar payment in connection with this Agreement or the transactions contemplated hereby as a result of any agreement or action of Seller or any party acting on Seller's behalf.

ARTICLE 8: ACCOUNTS RECEIVABLE
------------------------------

     8.1. Accounts Receivable. All accounts receivable arising prior to the Closing Date in connection with the operation of the Stations, including but not limited to accounts receivable for advertising revenues for programs and announcements performed prior to the Closing Date and other broadcast revenues for services performed prior to the Closing Date, shall remain the property of Seller (the "Accounts Receivable") and Buyer shall not acquire any right or interest therein. For a period of six months from Closing (the "Collection Period"), Buyer shall collect the Accounts Receivable in the normal and ordinary course of Buyer's business and shall apply all such amounts collected to the debtor's oldest account receivable first. Buyer's obligation shall not extend to the institution of litigation, employment of counsel or a collection agency or any other extraordinary means of collection. During the Collection Period, neither Seller or its agents shall make any direct solicitation of any such account debtor for collection purposes or institute litigation for the collection of amounts due. Any amounts relating to the Accounts Receivable that are paid directly to Seller shall be retained by Seller. Within ten calendar days after the end of each month, Buyer shall make a payment to Seller equal to the amount of all collections of Accounts Receivable during the preceding month. At the end of the Collection Period, any remaining Accounts Receivable shall be returned to Seller for collection.

ARTICLE 9: COVENANTS OF SELLER
           -------------------

     9.1. Seller's Covenants. Seller covenants and agrees with respect to the Stations that, between the date hereof and Closing, except as permitted by this Agreement or with the prior written consent of Buyer, which shall not be unreasonably withheld, Seller shall:

          (a) operate the Stations in the ordinary course of business consistent with past practice and in all material respects in accordance with FCC rules and regulations and with all other applicable laws, regulations, rules and orders;

          (b) not, other than in the ordinary course of business in accordance with past practice, sell, lease or dispose of or agree to sell, lease or dispose of any of the Station Assets, or create, assume or permit to exist any Liens upon the Station Assets, except for Permitted Liens;

          (c) furnish Buyer with such information relating to the Station Assets as Buyer may reasonably request, at Buyer's expense and provided such request does not interfere unreasonably with the business of the Stations;

          (d) after Seller publicly announces the transaction contemplated by this Agreement and files this Agreement with the FCC, then, when reasonably requested by Buyer, provide Buyer access to the Station facilities that are included in the Station Assets during the Stations' normal business hours, provided such access does not interfere unreasonably with the business of the Stations; and

          (e) make available to Buyer, and authorize its accountants to cooperate and make available to Buyer, at Buyer's expense and reasonable request such financial information regarding the Stations as is maintained by Seller on a basis not consolidated with other stations.

ARTICLE 10: JOINT COVENANTS
            ---------------

     Buyer and Seller hereby covenant and agree that between the date hereof and
Closing:

     10.1. Cooperation. Subject to express limitations contained elsewhere herein, each party (i) shall cooperate fully with one another in taking any reasonable actions (including without limitation, reasonable actions to obtain the required consent of any governmental instrumentality or any third party) necessary or helpful to accomplish the transactions contemplated by this Agreement, including but not limited to the prompt satisfaction of any condition to Closing set forth herein, and (ii) shall not take any action that conflicts with its obligations hereunder or that causes its representations and warranties to become untrue in any material respect.

     10.2. Control of Stations. Buyer shall not, directly or indirectly, control, supervise or direct the operations of the Stations prior to Closing. Such operations, including complete control and supervision of all Station programs, employees and policies, shall be the sole responsibility of Seller.

     10.3. Consents to Assignment. The parties shall use commercially reasonable efforts to obtain any third party consents necessary for the assignment of any Station Contract (which shall not require any payment to any such third party). To the extent that any Station Contract may not be assigned without the consent of any third party, and such consent is not obtained prior to Closing, this Agreement and any assignment executed pursuant hereto shall not constitute an assignment thereof, but to the extent permitted by law shall constitute an equitable assignment by Seller and assumption by Buyer of Seller's rights and obligations under the applicable Station Contract, with Seller making available to Buyer the benefits thereof and Buyer performing the obligations thereunder on Seller's behalf.

     10.4.  Employee Matters.

            (a) Prior to Closing, Seller shall deliver to Buyer a list of employees of the Stations that Seller does not intend to retain after Closing. Buyer may interview and elect to hire such listed employees, but not any other employees of Seller. Buyer is obligated to hire only those employees that are under employment contracts (and assume Seller's obligations and liabilities under such employment contracts) which are included in the Station Contracts. With respect to employees hired by Buyer ("Transferred Employees"), to the extent permitted by law Seller shall provide Buyer access to its personnel records and such other information as Buyer may reasonably request prior to Closing. With respect to such hired employees, Seller shall be responsible for the payment of all compensation and accrued employee benefits payable by it until Closing and thereafter Buyer shall be responsible for all such obligations payable by it. Buyer shall cause all employees it hires to be eligible to participate in its "employee welfare benefit plans" and "employee pension benefit plans" (as defined in Section 3(l) and 3(2) of ERISA, respectively) in which similarly situated employees are generally eligible to participate; provided, however, that all such employees and their spouses and dependents shall be eligible for coverage immediately after Closing (and shall not be excluded from coverage on account of any pre-existing condition) to the extent provided under such plans. For purposes of any length of service requirements, waiting periods, vesting periods or differential benefits based on length of service in any such plan for which such employees may be eligible after Closing, Buyer shall ensure that service with Seller shall be deemed to have been service with the Buyer. In addition, Buyer shall ensure that each such employee receives credit under any welfare benefit plan of Buyer for any deductibles or co-payments paid by such employees and dependents for the current plan year under a plan maintained by Seller. Notwithstanding any other provision contained herein, Buyer shall grant credit to each such employee for all unused sick leave accrued as of Closing as an employee of Seller. Notwithstanding any other provision contained herein, Buyer shall assume and discharge Seller's liabilities for the payment of all unused vacation leave accrued by such employees as of Closing.

            (b) As soon as administratively feasible following the execution of a closing agreement with the Internal Revenue Service relating to the tax-qualified status of Seller's

401(k) Plan (the "Savings Plan") and the issuance of a favorable determination letter as to the tax-qualified status of the Savings Plan under Section 401(a) of the Code (or an opinion of counsel that the form of the Savings Plan is so qualified), Buyer and Seller shall enter into a 401(k) plan asset transfer agreement pursuant to which Buyer shall establish a defined contribution plan (or cover Transferred Employees under an existing defined contribution plan sponsored by Buyer) for the benefit of Transferred Employees who were participants in the Savings Plan. Such Transferred Employees are referred to hereinafter as the "Savings Plan Employees."

          (c) Following execution of the agreement contemplated in clause (b) above, Seller shall cause to be transferred from the Savings Plan to the plan covering the Savings Plan Employees (the "Transferee Savings Plan") the liability for the account balances of the Savings Plan Employees (including outstanding loan balances of Savings Plan Employees), together with cash, cash equivalents or other mutually acceptable property, the value of which on such transfer date is equal to such liability, and Buyer shall cause the Transferee Savings Plan to accept such transfer, all in accordance with the rules and regulations under Section 414(l) of the Code.

          (d) Pending completion of the transfers described in this Section, Seller and Buyer shall make arrangements for any distributions, if any, to the Savings Plan Employees from the Savings Plan. Seller and Buyer shall provide each other with access to information reasonably necessary in order to carry out the provisions of this paragraph. In addition, until the asset transfer is effectuated, Buyer shall cooperate with the reasonable requests of Seller to continue to withhold from the pay checks of Transferred Employees' who have outstanding loan balances in the Seller's 401(k) Savings Plan and Buyer shall remit such withheld amounts to the Seller in a timely fashion such that the outstanding loans do not go into default.

     10.5. 1031 Exchange. At or prior to Closing, Seller may assign its rights under this Agreement (in whole or in part) to a qualified intermediary (as defined in Treasury regulation section 1.1031(k)-1(g)(4)) or similar entity or arrangement ("Qualified Intermediary"). Upon any such assignment, Seller shall promptly give written notice thereof to Buyer, and Buyer shall cooperate with the reasonable requests of Seller and any Qualified Intermediary in connection therewith. Without limiting the generality of the foregoing, if Seller gives notice of such assignment, Buyer shall (i) promptly provide Seller with written acknowledgment of such notice and (ii) at Closing, pay the Purchase Price (or any portion thereof designated by the Qualified Intermediary) to or on behalf of the Qualified Intermediary (which payment shall, to the extent thereof, satisfy the obligations of Buyer to make such payment hereunder). Seller's assignment to a Qualified Intermediary will not relieve Seller of any of its duties or obligations herein. Except for the obligations of Buyer set forth in this Section, Buyer shall not have any liability or obligation to Seller for the failure of the contemplated exchange to qualify as a like-kind exchange under Section 1031 of the Internal Revenue Code unless such failure is the result of the material breach or default by Buyer under this Agreement.

     10.6. Trust. Notwithstanding anything in this Agreement to the contrary, Seller may at its option assign this Agreement (in whole or part) and assign and transfer the Station Assets

(in whole or in part) to a trustee to hold and operate pursuant to a trust agreement, provided such trustee assumes Seller's duties and obligations hereunder with respect to the Station Assets held in such trust.

ARTICLE 11: CONDITIONS OF CLOSING BY BUYER
            ------------------------------

     The obligations of Buyer hereunder are, at its option, subject to satisfaction, at or prior to Closing, of each of the following conditions:

     11.1. Representations, Warranties and Covenants. The representations and warranties of Seller made in this Agreement shall be true and correct in all material respects as of the Closing Date except for changes permitted or contemplated by the terms of this Agreement, and the covenants and agreements to be complied with and performed by Seller at or prior to Closing shall have been complied with or performed in all material respects. Buyer shall have received a certificate dated as of the Closing Date from Seller, executed by an authorized officer of Seller to the effect that the conditions set forth in this Section have been satisfied.

     11.2. Governmental Consents. The FCC Consent and DOJ Consent, and, if applicable, HSR Clearance, shall have been obtained, and no court or governmental order prohibiting Closing shall be in effect.

ARTICLE 12: CONDITIONS OF CLOSING BY SELLER
            -------------------------------

     The obligations of Seller hereunder are, at its option, subject to satisfaction, at or prior to Closing, of each of the following conditions:

     12.1. Representations, Warranties and Covenants. The representations and warranties of Buyer made in this Agreement shall be true and correct in all material respects as of the Closing Date except for changes permitted or contemplated by the terms of this Agreement, and the covenants and agreements to be complied with and performed by Buyer at or prior to Closing shall have been complied with or performed in all material respects. Seller shall have received a certificate dated as of the Closing Date from Buyer, executed by an authorized officer of Buyer, to the effect that the conditions set forth in this Section have been satisfied.

     12.2. Governmental Consents. The FCC Consent and DOJ Consent, and, if applicable, HSR Clearance, shall have been obtained, and no court or governmental order prohibiting Closing shall be in effect.

     12.3. AMFM Closing. The closing under the AMFM Agreement shall have been consummated.

ARTICLE 13: EXPENSES
            --------

     13.1. Expenses. Each party shall be solely responsible for all costs and expenses incurred by it in connection with the negotiation, preparation and performance of and compliance with the terms of this Agreement, except that (i) all recordation, transfer and documentary taxes, fees and charges, and any excise, sales or use taxes, applicable to the transfer of the Station Assets shall be paid by Buyer,
(ii) all FCC filing fees shall be paid equally by Buyer and Seller, and (iii) all HSR Act filing fees and expenses shall be paid by Buyer.

ARTICLE 14: DOCUMENTS TO BE DELIVERED AT CLOSING
            ------------------------------------

     14.1. Seller's Documents. At Closing, Seller shall deliver or cause to be delivered to Buyer:

          (i) certified copies of resolutions authorizing its execution, delivery and performance of this Agreement, including the consummation of the transactions contemplated hereby;

          (ii)  the certificate described in Section 11.1; and

          (iii) such bills of sale, assignments, special warranty deeds, documents of title and other instruments of conveyance, assignment and transfer as may be necessary to convey, transfer and assign the Station Assets to Buyer, free and clear of Liens, except for Permitted Liens.

     14.2. Buyer's Documents. At Closing, Buyer shall deliver or cause to be delivered to Seller:

          (i) the certified copies of resolutions authorizing its execution, delivery and performance of this Agreement, including the consummation of the transactions contemplated hereby;

          (ii)  the certificate described in Section 12.1; and

          (iii) such documents and instruments of assumption as may be necessary to assume the Assumed Obligations, and the Purchase Price in accordance with Section 3.1 hereof.

ARTICLE 15: SURVIVAL; INDEMNIFICATION.
            --------------------------

     15.1. Survival. The covenants, agreements, representations and warranties in this Agreement shall survive Closing for a period of six (6) months from the Closing Date whereupon they shall expire and be of no further force or effect, except those under (i) this Article 15 that relate to Damages (defined below) for which written notice is given by the indemnified party to the indemnifying party prior to the expiration, which shall survive until resolved and (ii) Sections 2.1 (Assumed Obligations), 3.3 (Adjustments), 3.4 (Allocation), 8.1 (Accounts Receivable) and 13.1 (Expenses), and indemnification obligations with respect to such provisions, which shall survive until performed.

     15.2. Indemnification.

          (a) From and after the Closing, Seller shall defend, indemnify and hold harmless Buyer from and against any and all losses, costs, damages, liabilities and expenses, including reasonable attorneys' fees and expenses ("Damages") incurred by Buyer arising out of or resulting from: (i) any breach or default by Seller under this Agreement; (ii) the Retained Obligations; or
(iii) the business or operation of the Stations before Closing; provided, however, that (i) Seller shall have no liability to Buyer hereunder until, and only to the extent that, Buyer's aggregate Damages exceed $500,000 and (ii) the maximum liability of Seller hereunder shall be $1,000,000.

          (b) From and after the Closing, Buyer shall defend, indemnify and hold harmless Seller from and against any and all Damages incurred by Seller arising out of or resulting from: (i) any breach or default by Buyer under this Agreement; (ii) the Assumed Obligations; or (iii) the business or operation of the Stations after Closing.

     15.3. Procedures. The indemnified party shall give prompt written notice to the indemnifying party of any demand, suit, claim or assertion of liability by third parties or other circumstances that could give rise to an indemnification obligation hereunder against the indemnifying party (a "Claim"), but a failure to give such notice or delaying such notice shall not affect the indemnified party's right to indemnification and the indemnifying party's obligation to indemnify as set forth in this Agreement, except to the extent the indemnifying party's ability to remedy, contest, defend or settle with respect to such Claim is thereby prejudiced. The obligations and liabilities of the parties with respect to any Claim shall be subject to the following additional terms and conditions:

          (a) The indemnifying party shall have the right to undertake, by counsel or other representatives of its own choosing, the defense or opposition to such Claim.

          (b) In the event that the indemnifying party shall elect not to undertake such defense or opposition, or, within twenty (20) days after written notice (which shall include sufficient description of background information explaining the basis for such Claim) of any such Claim from the indemnified party, the indemnifying party shall fail to undertake to defend or oppose, the indemnified party (upon further written notice to the indemnifying party) shall have the right to undertake the defense, opposition, compromise or settlement of such Claim, by counsel or other representatives of its own choosing, on behalf of and for the account and risk of the indemnifying party (subject to the right of the indemnifying party to assume defense of or opposition to such Claim at any time prior to settlement, compromise or final determination thereof).

          (c) Anything herein to the contrary notwithstanding: (i) the indemnified party shall have the right, at its own cost and expense, to participate in the defense, opposition, compromise or settlement of the Claim;
(ii) the indemnifying party shall not, without the indemnified party's written consent, settle or compromise any Claim or consent to entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such Claim; and (iii) in the event that the indemnifying party undertakes defense of or opposition to any Claim, the indemnified party, by counsel or other representative of its own choosing and at its sole cost and expense, shall have the right to consult with the indemnifying party and its counsel or other representatives concerning such Claim and the indemnifying party and the indemnified party and their respective counsel or other representatives shall cooperate in good faith with respect to such Claim.

          (d) All claims not disputed shall be paid by the indemnifying party within thirty (30) days after receiving notice of the Claim. "Disputed Claims" shall mean claims for Damages by an indemnified party which the indemnifying party objects to in writing within thirty (30) days after receiving notice of the Claim. In the event there is a Disputed Claim with respect to any Damages, the indemnifying party shall be required to pay the indemnified party the amount of such Damages for which the indemnifying party has, pursuant to a final determination, been found liable within ten (10) days after there is a final determination with respect to such Disputed Claim. A final determination of a Disputed Claim shall be (i) a judgment of any court determining the validity of a Disputed Claim, if no appeal is pending from such judgment and if the time to appeal therefrom has elapsed; (ii) an award of any arbitration determining the validity of such disputed claim, if there is not pending any motion to set aside such award and if the time within which to move to set aside such award has elapsed; (iii) a written termination of the dispute with respect to such claim signed by the parties thereto or their attorneys; (iv) a written acknowledgment of the indemnifying party that it no longer disputes the validity of such claim; or (v) such other evidence of final determination of a disputed claim as shall be acceptable to the parties. No undertaking of defense or opposition to a Claim shall be construed as an acknowledgment by such party that it is liable to the party claiming indemnification with respect to the Claim at issue or other similar Claims.

ARTICLE 16: TERMINATION
            -----------

     16.1. Termination. This Agreement may be terminated at any time prior to Closing as follows:

          (a) by mutual written consent of Buyer and Seller;

          (b) by written notice of Buyer to Seller if Seller (i) does not satisfy the conditions or perform the obligations to be satisfied or performed by it on the Closing Date; or (ii) otherwise breaches in any material respect any of its representations or warranties or defaults in any material respect in the performance of any of its covenants or agreements herein contained and such breach or default is not cured within the Cure Period (defined below);

          (c) by written notice of Seller to Buyer if Buyer (i) does not satisfy the conditions or perform the obligations to be satisfied or performed by it on the Closing Date; or (ii) otherwise breaches in any material respect any of its representations or warranties or defaults in any material respect in the performance of any of its covenants or agreements herein contained and such breach or default is not cured within the Cure Period (defined below);

          (d) by written notice of Buyer to Seller, or by Seller to Buyer, if the FCC denies the FCC Application;

          (e) by written notice of Seller to Buyer if the Closing shall not have been consummated on or before the date four months after the date of this Agreement; or

          (f) by written notice of Seller to Buyer if the AMFM Agreement is terminated or expires.

     The term "Cure Period" as used herein means a period commencing the date Buyer or Seller receives from the other written notice of breach or default hereunder and continuing until the earlier of (i) thirty (30) days thereafter or
(ii) the Closing Date; provided, however, that if the breach or default cannot reasonably be cured within such period but can be cured before the Closing Date, and if diligent efforts to cure promptly commence, then the Cure Period shall continue as long as such diligent efforts to cure continue, but not beyond the Closing Date. Except as set forth below, the termination of this Agreement shall not relieve any party of any liability for breach or default under this Agreement prior to the date of termination. Notwithstanding anything contained herein to the contrary, Section 13.1 shall survive any termination of this Agreement.

     16.2. Remedies. The parties recognize that if either party refuses to consummate the Closing pursuant to the provisions of this Agreement or either party otherwise breaches or defaults such that the Closing has not occurred ("Breaching Party"), monetary damages alone will not be adequate to compensate the non-breaching party ("Non-Breaching Party") for its injury. Such Non-Breaching Party shall therefore be entitled to obtain specific performance of the terms of this Agreement in lieu of, and not in addition to, any other remedies, including but not limited to monetary damages, that may be available to it; provided however, that Seller may elect to recover liquidated damages in lieu of obtaining specific performance. If any action is brought by the Non-Breaching Party to enforce this Agreement, the Breaching Party shall waive the defense that there is an adequate remedy at law. In the event of a default by the Breaching Party which results in the filing of a lawsuit for damages, specific performance, or other remedy, the Non-Breaching Party shall be entitled to reimbursement by the Breaching Party of reasonable legal fees and expenses incurred by the Non-Breaching Party, provided that the Non-Breaching Party is successful in such lawsuit.

     16.3. Liquidated Damages. If Seller terminates this Agreement due to Buyer's failure to consummate the Closing on the Closing Date or if this Agreement is otherwise terminated by Seller pursuant to Section 16.1(c), then Buyer shall pay Seller as liquidated damages an amount equal to 25% of the Purchase Price. It is understood and agreed that such liquidated damages amount represents Buyer's and Seller's reasonable estimate of actual damages and does not constitute a penalty and shall, if elected by and paid to Seller, be Seller's sole and exclusive remedy hereunder.

ARTICLE 17: MISCELLANEOUS PROVISIONS
            ------------------------

     17.1. Casualty Loss. In the event any loss or damage of the Station Assets exists on the Closing Date, Buyer and Seller shall consummate the Closing and Seller shall assign to Buyer the proceeds of any insurance payable to Seller on account of such damage or loss.

     17.2. Further Assurances. After the Closing, Seller shall from time to time, at the request of and without further cost or expense to Buyer, execute and deliver such other instruments of conveyance and transfer and take such other actions as may reasonably be requested in order to more effectively consummate the transactions contemplated hereby to vest in Buyer good title to the Station Assets, and Buyer shall from time to time, at the request of and without further cost or expense to Seller, execute and deliver such other instruments and take such other actions as may reasonably be requested in order more effectively to relieve Seller of any obligations being assumed by Buyer hereunder.

     17.3.  Assignment. Except as set forth in Sections 10.5 (1031 Exchange) and
10.6 (Trust), neither party may assign this Agreement without the prior written consent of the other party hereto. With respect to any permitted assignment, the parties shall take all such actions as are reasonably necessary to effectuate such assignment, including but not limited to cooperating in any appropriate filings with the FCC or other governmental authorities. All covenants, agreements, statements, representations, warranties and indemnities in this Agreement by and on behalf of any of the parties hereto shall bind and inure to the benefit of their respective successors and permitted assigns of the parties hereto.

     17.4. Amendments. No amendment, waiver of compliance with any provision or condition hereof or consent pursuant to this Agreement shall be effective unless evidenced by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, change, extension or discharge is sought.

     17.5. Headings. The headings set forth in this Agreement are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

     17.6. Governing Law. The construction and performance of this Agreement shall be governed by the laws of the State of Texas without giving effect to the choice of law provisions thereof.

     17.7. Notices. Any notice, demand or request required or permitted to be given under the provisions of this Agreement shall be in writing, including by facsimile, and shall be deemed to have been received on the date of personal delivery, on the third day after deposit in the U.S. mail if mailed by registered or certified mail, postage prepaid and return receipt requested, on the day after delivery to a nationally recognized overnight courier service if sent by an overnight delivery service for next morning delivery or when delivered by facsimile transmission, and shall be addressed as follows (or to such other address as any party may request by written notice):

if to Seller:                 c/o Clear Channel Broadcasting, Inc.
                              200 Concord Plaza, Suite 600
                              San Antonio, Texas 78216
                              Attention: President
                              Facsimile: (210) 822-2299

with a copy (which shall
not constitute notice) to:    Wiley, Rein & Fielding
                              1776 K Street, N.W.
                              Washington, D.C. 20006
                              Attention: Richard J. Bodorff, Esq.
                              Facsimile: (202) 719-7049

if to Buyer:                  Nassau Broadcasting Partners, L.P.
                              619 Alexander Road, Third Floor
                              Princeton, New Jersey 08540
                              Attention: Louis F. Mercatanti, Jr.
                              Facsimile: (609) 924-1584

with a copy (which shall not
constitute notice) to:        Sterns and Weinroth
                              50 West State Street
                              P.O. Box 1298
                              Trenton, New Jersey 08607-1298
                              Attention: Mark Schorr, Esq.
                              Facsimile: (609) 392-7956

     17.8. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

     17.9. No Third Party Beneficiaries. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity other than the parties hereto and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

     17.10. Severability. The parties agree that if one or more provisions contained in this Agreement shall be deemed or held to be invalid, illegal or unenforceable in any respect under any applicable law, this Agreement shall be construed with the invalid, illegal or unenforceable provision deleted, and the validity, legality and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.

     17.11. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to the matters provided for herein. This Agreement does not supersede any confidentiality agreement relating to the Stations.

                           [SIGNATURE PAGE FOLLOWS]

                  SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT
                  ------------------------------------------

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


SELLER:             CLEAR CHANNEL BROADCASTING, INC.
                    CLEAR CHANNEL BROADCASTING LICENSES, INC.

                    By: /s/ Mark P. Mays
                       -----------------------------------
                       Name: Mark P. Mays
                       Title: President

BUYER:              NASSAU BROADCASTING PARTNERS, L.P.

                    By: Nassau Broadcasting Partners, Inc.,
                        its general partner

                    By:
                       -----------------------------------
                       Name:
                       Title:

                  SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT
                  ------------------------------------------


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


SELLER:              CLEAR CHANNEL BROADCASTING, INC.
                     CLEAR CHANNEL BROADCASTING LICENSES, INC.

                     By:
                        -------------------------------------
                        Name:
                        Title:

BUYER:               NASSAU BROADCASTING PARTNERS, L.P.

                     By:  Nassau Broadcasting Partners, Inc.,
                          its general partner


                     By:  /s/ Louis F. Meuethas
                         --------------------------------------
                         Name: Louis F. Meuethas
                         Title: President

Schedules
---------

1.1(a)     -    FCC Licenses

1.1(b)     -    Tangible Personal Property

1.1(c)     -    Station Contracts

1.1(d)     -    Intangible Property

1.1(f)     -    Real Property

1.2(h)     -    Excluded Assets

                         PURCHASE AGREEMENT SCHEDULES

                        WODE-FM, EASTON, PENNSYLVANIA
                        WEEX(AM), EASTON, PENNSYLVANIA

     Unless otherwise defined, or the context otherwise clearly requires, terms defined in the Agreement shall have such meanings when used herein.

     Certain of the representations and warranties in the Agreement are made subject to the disclosures in these Schedules as if these Schedules had been set forth in the Agreement. Although the schedule numbers set forth below correspond to the section numbers in the Agreement, any information disclosed herein shall be deemed to be disclosed with respect to all sections of the Agreement where such disclosures would be relevant or appropriate. Except as otherwise expressly indicated herein, all disclosures set forth herein are made as of the date of the Agreement. Moreover, the statements or disclosures made herein are solely for the purposes contemplated by the Agreement, and nothing stated herein shall constitute or be deemed to constitute an admission of liability or error by Seller.

                                Schedule 1.1(a)
                                 FCC Licenses
                                 ------------

LICENSES
--------

WEEX(AM) - Licensee: Clear Channel Broadcasting Licenses, Inc.
-------------------------------------------------------------

Call Sign          Type                      Expiration Date
---------          ----                      ---------------

WEEX(AM)           Main                          8/01/06
                   (BL-990430DC)

KR-7838            Remote Pickup                 8/01/06

KPH-794            Remote Pickup                 8/01/06

KB-97366           Remote Pickup                 8/01/06



WODE-FM - Licensee: Clear Channel Broadcasting Licenses, Inc.
-------------------------------------------------------------

Call Sign          Type                      Expiration Date
---------          ----                      ---------------

WODE-FM            Main                          8/01/06
                   (BRH-980331XG)

                                Schedule 1.1(b)
                          Tangible Personal Property
                          --------------------------
                                (list attached)

     The Station Assets include all equipment and other tangible personal property that is owned by Seller and used solely in the operation of the Station(s) (and that is not used to operate any other radio station), whether or not identified on the attached list, except for Excluded Assets.

     Equipment and other tangible personal property used in the operation of the Station(s) and also used in the operation of any other radio station or stations, whether or not identified on the attached list, (i) if used in the operation of radio station(s) being retained by Seller, will be Excluded Assets and (ii) if used in the operation of radio station(s) being conveyed by Seller to a third party, will be allocated by Seller, with items allocated to the Station(s) being Station Assets and items allocated to other radio stations being Excluded Assets.

     The attached list identifies items of tangible personal property used in the operation of the Station(s) as of a date prior to this Agreement (which may be set forth on such list). It includes items of Tangible Personal Property included in the Station Assets, but may also include items that are Excluded Assets.

     The Station Assets do not include any Excluded Assets, whether or not identified on the attached list. Without limiting the foregoing, the Station Assets do not include any shared items that are Excluded Assets as provided above, any tangible personal property disposed of or consumed in the ordinary course of business, or any towers, generators, buildings, fences, fixtures or improvements included in tower sites that are Excluded Assets, whether or not identified on the attached list.

September 16, 1999                                                                                           Page  1
10:31 AM
                                                   Clear Channel Metroplex, Inc.
                                                        FILE LISTING REPORT
                                                                                                             WODE-FM
--------------------------------------------------------------------------------------------------------------------
SYS No Ext A Co Asset No  Desc   Location  CI G/L Asset Acct  In-Svc P Dep Department Vendor/Mfg Disposal   Acquired
      C                          No      Date  T  Meth               Date    Value
--------------------------------------------------------------------------------------------------------------------
                                                   Book: Internal   FY: December
                                                   -----------------------------
019209 000 A 723118258                         11330723111032  03/01/98 P SLFM 72311
    BUILDING

  Type: 133                           Count=   1

018953 000 A 723118002                         11350723111032  03/01/98 P SLFM 72311
    REALISTIC MINI-SPEAKER
018954 000 A 723118003                         11350723111032  03/01/98 P SLFM 72311
    BLACK & DECKER GRINDER.
018955 000 A 723118004                         11350723111032  03/01/98 P SLFM 72311
    FILE 2 DRAWER
018956 000 A 723118005                         11350723111032  03/01/98 P SLFM 72311
    STAND TYPEWRITER
018957 000 A 723118006                         11350723111032  03/01/98 P SLFM 72311
    REALISTIC SCT-74 DUAL CA
018958 000 A 723118007                         11350723111032  03/01/98 P SLFM 72311
    RADIO SHACK CASSETTE DE
018959 000 A 723118008                         11350723111032  03/01/98 P SLFM 72311
    CABINETS 7' WOOD
018960 000 A 723118009                         11350723111032  03/01/98 P SLFM 72311
    IOMEGA ZIP 100 ZIP DRIVE
018961 000 A 723118010                         11350723111032  03/01/98 P SLFM 72311
    NAKAJIMA AE-710 TYPEWRIT

018964 000 A 723118013                         11350723111032  03/01/98 P SLFM 72311
    RACK 2' PORTABLE
018965 000 A 723118014                         11350723111032  03/01/98 P SLFM 72311
    RACK 2 FT
018966 000 A 723118015                         11350723111032  03/01/98 P SLFM 72311
    RACK 2' PORTABLE
018967 000 A 723118016                         11350723111032  03/01/98 P SLFM 72311
    2 FURMAN HR-2 2 CH HEADP

018969 000 A 723118018                         11350723111032 03/01/98 P SLFM 72311
    SHARP 10" TV
018970 000 A 723118019                         11350723111032 03/01/98 P SLFM 72311
    OPTIMUS BOOMBOX
018971 000 A 723118020                         11350723111032 03/01/98 P SLFM 72311
    SYMETRIX A-220 STEREO RE
018972 000 A 723118021                         11350723111032 03/01/98 P SLFM 72311
    TEKNIKA SPEAKER
018973 000 A 723118022                         11350723111032 03/01/98 P SLFM 72311
    SENCORE AUTOMATIC TRNSI
018974 000 A 723118023                         11350723111032 03/01/98 P SLFM 72311
    RADIO SHACK FREQUENCY C
018975 000 A 723118024                         11350723111032 03/01/98 P SLFM 72311

September 16, 1999                                                                                           Page  2
10:31 AM
                                                   Clear Channel Metroplex, Inc.
                                                        FILE LISTING REPORT
                                                                                                             WODE-FM
--------------------------------------------------------------------------------------------------------------------
SYS No Ext A Co Asset No  Desc   Location  CI G/L Asset Acct  In-Svc P Dep Department Vendor/Mfg Disposal   Acquired
      C                          No      Date  T  Meth               Date    Value
--------------------------------------------------------------------------------------------------------------------
    RADIO SYSTEMS 2 X 8 ADA
018976 000 A 723118025                         11350723111032 03/01/98 P SLFM 72311
    TRIPPLITE PR-35 POWER CO
018977 000 A 723118026                         11350723111032 03/01/98 P SLFM 72311
    3 ULTIMATE TELESCOPING
018978 000 A 723118027                         11350723111032 03/01/98 P SLFM 72311
    RADIO SYSTEMS 2 X 8 ADA
018979 000 A 723118028                         11350723111032 03/01/98 P SLFM 72311
    CITIZEN GSX-190 DOT MATR
018980 000 A 723118029                         11350723111032 03/01/98 P SLFM 72311
    JBL CONTROL I SPEAKER
018981 000 A 723118030                         11350723111032 03/01/98 P SLFM 72311
    CUSTOM DESK, WOOD, LARG
018982 000 A 723118031                         11350723111032 03/01/98 P SLFM 72311
    TRIPPLITE PR-30 POWER CO
018983 000 A 723118032                         11350723111032 03/01/98 P SLFM 72311
    ATI DA208 2 X 4 ADA
018984 000 A 723118033                         11350723111032 03/01/98 P SLFM 72311
    DBX 900 SERIES MAINFRAME
018985 000 A 723118034                         11350723111032 03/01/98 P SLFM 72311
    SHURE SM58 MIC
018986 000 A 723118035                         11350723111032 03/01/98 P SLFM 72311
    SHURE SM58 MIC
018987 000 A 723118036                         11350723111032 03/01/98 P SLFM 72311
    2 YAMAHA S112111 SPEAKER
018988 000 A 723118037                         11350723111032 03/01/98 P SLFM 72311
    2 YAMAHA 5112111 SPEAKE
018989 000 A 723118038                         11350723111032 03/01/98 P SLFM 72311
    CROWN POWER BASE STEREO
018990 000 A 723118039                         11350723111032 03/01/98 P SLFM 72311
    CROWN PS-200 2 CH AMP
018991 000 A 723118040                         11350723111032 03/01/98 P SLFM 72311
    CROWN POWER BASE 1 STERE
018992 000 A 723118041                         11350723111032 03/01/98 P SLFM 72311
    CROWN POWERBASE-1 STEREO
018993 000 A 723118042                         11350723111032 03/01/98 P SLFM 72311
    CELLULAR ONE CELL PHONE
018994 000 A 723118043                         11350723111032 03/01/98 P SLFM 72311
    SHURE M267 3 CH ST MIXER
018995 000 A 723118044                         11350723111032 03/01/98 P SLFM 72311
    EXCALIBAR HC-I HYBRID
018996 000 A 723118045                         11350723111032 03/01/98 P SLFM 72311
    BE 904-9150 4 CH SATELLI
018997 000 A 723118046                         11350723111032 03/01/98 P SLFM 72311
    DBX 942 NOISE REDUCTION
018998 000 A 723118047                         11350723111032 03/01/98 P SLFM 72311
    OPTIMUS SCP-31 CASSETTE
018999 000 A 723118048                         11350723111032 03/01/98 P SLFM 72311
    DBX 941A NOISE REDUCTION
019000 000 A 723118049                         11350723111032 03/01/98 P SLFM 72311
    EV RE-20 MIC

September 16, 1999                                                                                                          Page
10:31 AM                                           Clear Channel Metroplex, Inc.
                                                        FILE LISTING REPORT
-----------------------------------------------------------------------------------------------------------------------------------
SYS No Ext A Co Asset No    Desc    Location     CI G/L Asset Acct    In-Svc P  Dep    Department Vendor/Mfg Disposal   Acquired
          C                       No            Date  T  Meth                Date        Value
-----------------------------------------------------------------------------------------------------------------------------------
019001 000 A 723118050                         11350723111032 03/01/98 P SLFM 72311
  GENTNER HYBRID CONTROLL
019002 000 A 723118051                         113S0723111032 03/01/98 P SLFM 72311
  GEMINI CD-4700 CD PLAYER
019003 000 A 723118052                         11350723111032 03/01/98 P SLFM 72311
  GENTNER HYBRID CONTROLL
019004 000 A 723118053                         11350723111032 03/01/98 P SLFM 72311
  GEMINI CD-4700 CD PLAYER
019005 000 A 723118054                         11350723111032 03/01/98 P SLFM 72311
  DENON DRW-660 DUAL CASSE
019006 000 A 723118055                         11350723111032 03/01/98 P SLFM 72311
  2 CHAIRS SECRETARIAL
019007 000 A 723118056                         11350723111032 03/01/98 P SLFM 72311
  RADIO SHACK 5 CH MIXER
019008 000 A 723118057                         11350723111032 03/01/98 P SLFM 72311
  2 EV RE-20 MICROWAVES
019009 000 A 723118058                         11350723111032 03/01/98 P SLFM 72311
  SENCORE FC45 FREQUENCY C
019010 000 A 723118059                         11350723111032 03/01/98 P SLFM 72311
  CUSTOM REMOTE AM XMTR M
019011 000 A 723118060                         11350723111032 03/01/98 P SLFM 72311
  RACK 7'
019012 000 A 723118061                         11350723111032 03/01/98 P SLFM 72311
  RACK 5'
019013 000 A 723118062                         11350723111032 03/01/98 P SLFM 72311
  FOSTEX DMT-8VL 8 CH HD R
019014 000 A 723118063                         11350723111032 03/01/98 P SLFM 72311
  FOSTEX DMT-8VL 8 CH HD R
019015 000 A 723118064                         11350723111032 03/01/98 P SLFM 72311
  PATCH BAY 1 X 24
019016 000 A 723118065                         11350723111032 03/0l/98 P SLFM 72311
  PATCH BAY 2 X 24
019017 000 A 723118066                         11350723111032 03/01/98 P SLFM 72311
  PATCH BAY 2 X 24
019018 000 A 723118067                         11350723111032 03/01/98 P SLFM 72311
  PATCH BAY 2 X 24
019019 000 A 723118068                         11350723111032 03/01/98 P SLFM 72311
  2 JBL CONTROL 5 SPEAKERS
019020 000 A 723118069                         11350723111032 03/01/98 P SLFM 72311
  2 TRIPLITE UPS, SMALL
019021 000 A 723118070                         11350723111032 03/01/98 P SLFM 72311
  2 FOSTEX RM765 SPEAKERS
019022 000 A 723118071                         11350723111032 03/01/98 P SLFM 72311
  2 JBL SPEAKERS
019023 000 A 723118072                         11350723111032 03/01/98 P SLFM 72311
  2 ANTENNAS 6 ELEMENT YA
019024 000 A 723118073                         11350723111032 03/01/98 P SLFM 72311
  2 EV SENTRY 100A SPEAKER
019025 000 A 723118074                         11350723111032 03/01/98 P SLFM 72311
  BK 1474 30 MHS OSCOPE
019026 000 A 723118075                         11350723111032 03/01/98 P SLFM 72311

September 16, 1999                                                                                                          Page
10:31 AM                                           Clear Channel Metroplex, Inc.
                                                        FILE LISTING REPORT
-----------------------------------------------------------------------------------------------------------------------------------
SYS No Ext A Co Asset No    Desc    Location     CI G/L Asset Acct    In-Svc P  Dep    Department Vendor/Mfg Disposal   Acquired
          C                       No            Date  T  Meth                Date        Value
-----------------------------------------------------------------------------------------------------------------------------------
  2 SHURE SM7 MICS
019027 000 A 723118076                         11350723111032 03/01/98 P SLFM 72311
  TECHNICS SL-1200MK2 TURN
019028 000 A 723118077                         11350723111032 03/01/98 P SLFM 72311
  4 SHELVES 3' X 4' CART
019029 000 A 723118078                         11350723111032 03/01/98 P SLFM 72311
  DBX 286A MIC PROCESSOR
019030 000 A 723118079                         11350723111032 03/01/98 P SLFM 72311
  DBX 286A MIC PROCESSOR
019031 000 A 723118080                         11350723111032 03/01/98 P SLFM 72311
  TASCAN 202MKII DUAL CASS
019032 000 A 723118081                         11350723111032 03/01/98 P SLFM 72311
  BIAMP 2-CH GRAPHIC EQUA
019033 000 A 723118082                         11350723111032 03/01/98 P SLFM 72311
  2 DBX 942A NOISE REDUCTI
019034 000 A 723118083                         11350723111032 03/01/98 P SLFM 72311
  2 EV RE-20 MICS
019035 000 A 723118084                         11350723111032 03/01/98 P SLFM 72311
  2 DBX 903 COMP/LIMS
019036 000 A 723118085                         11350723111032 03/01/98 P SLFM 72311
  COMPUTER 486 W/SVGA
019037 000 A 723118086                         11350723111032 03/01/98 P SLFM 72311
  SPECTRA SONICS 610 COMPR
019038 000 A 723118087                         11350723111032 03/01/98 P SLFM 72311
  ORBAN 622B 2 CH PARAMETR
019039 000 A 723118088                         11350723111032 03/01/98 P SLFM 72311
  CUSTOM COMP/LIM
019040 000 A 723118089                         11350723111032 03/01/98 P SLFM 72311
  2 PATCH BAYS I X 24
019041 000 A 723118090                         11350723111032 03/01/98 P SLFM 72311
  PI AG-51 AUDIO GENERATOR
019042 000 A 723118091                         11350723111032 03/01/98 P SLFM 72311
  VIRTEX STARGUIDE II SATE
019043 000 A 723118092                         11350723111032 O3/01/98 P SLFM 72311
  PI AA-51 AUDIO ANALYZER
019044 000 A 723118093                         11350723111032 03/01/98 P SLFM 72311
  REVOX B77MKIT 2 CH REEL-
019045 000 A 723118094                         11350723111032 03/01/98 P SLFM 72311
  OTARI MX-5050 2 CH REEL-
019046 000 A 723118095                         11350723111032 03/01/98 P SLFM 72311
  REVOX B226 CD PLAYER
019047 000 A 723118096                         11350723111032 03/01/98 P SLFM 72311
  DBX 1066 2 CH COMPRESSOR
019048 000 A 723118097                         11350723111032 03/01/98 P SLFM 72311
  SONY CDP-90 CD PLAYER
019049 000 A 723118098                         11350723111032 03/01/98 P SLFM 72311
  OTARI MX-5050 2 CH REEL-
019050 000 A 723118099                         11350723111032 03/01/98 P SLFM 72311
  REVOX B77MKII 2 CH REEL-
019051 000 A 723118100                         11350723111032 03/01/98 P SLFM 72311
  DBX 166A COMP/LIM

September 16, 1999                                                                                                          Page
10:31 AM                                           Clear Channel Metroplex, Inc.
                                                        FILE LISTING REPORT
-----------------------------------------------------------------------------------------------------------------------------------
SYS No Ext A Co Asset No    Desc    Location     CI G/L Asset Acct    In-Svc P  Dep    Department Vendor/Mfg Disposal   Acquired
          C                                              No            Date  T  Meth                             Date    Value
-----------------------------------------------------------------------------------------------------------------------------------

019052 000 A 723118101                     11350723111032 03/01/98 P SLFM 72311
     OTARI MX-5050 2 CH REEL-
0 19053 000 A 723118102                    11350723111032 03/01/98 P SLFM 72311
     CUSTOM CONSOLE, WOOD, S
019054 000 A 723118103                     11350723111032 03/01/98 P SLFM 72311
     CUSTOM CONSOLE, WOOO, SM
0 19055 000 A 723118104                    11350723111032 03/01/98 P SLFM 72311
     SCIENTIFIC ATLANTA 7300
019056 000 A 723118105                     11350723111032 03/01/98 P SLFM 72311
     EVENTIDE H3000B ULTRA HA
019057 000 A 723118106                     11350723111032 03/01/98 P SLFM 72311
       MISC TOOLS
019058 000 A 723118107                     11350723111032 03/01/98 P SLFM 72311
     MARTI RPT-30 RPU XMTR W/
019059 000 A 723118108                     11350723111032 03/01/98 P SLFM 72311
     MARTI RPT-30 RPU XMTR
019060 000 A 723118109                     11350723111032 03/01/98 P SLFM 72311
     MARTI SRPT-40 RPU XMTR
019061 000 A 723118110                     11350723111032 03/01/98 P SLFM 72311
     MARTI RPT-15 RPU XMTR
019062 000 A 723118111                     11350723111032 03/01/98 F SLFM 72311
     ALESIS ADAT 8 TRACK VHS
019063 000 A 723118112                     11350723111032 03/01/98 P SLFM 72311
     WEGENER DR185 QPSK DIGIT
019064 000 A 723118113                     11350723111032 03/01/98 P SLFM 72311
     FOSTEX D-5 DAT RECORDER
019065 000 A 723118114                     11350723111032 03/01/98 P SLFM 72311
     FOSTEX D-5 DAT RECORDER
019066 000 A 723118115                     11350723111032 03/01/98 P SLFM 72311
     SONY MX-16 8 CH MIC MIXE
019067 000 A 723118116                     11350723111032 03/01/98 P SLFM 72311
     MISC PARTS, LARGE QUANT
019068 000 A 723118117                     11350723111032 03/01/98 P SLFM 72311
     ALESIS MICROVERB 4 DIGIT
019069 000 A 723118118                     11350723111032 03/01/98 P SLFM 72311
     SAGE EAS ENDEC EAS SYSTE
019070 000 A 723118119                     11350723111032 03/01/98 P SLFM 72311
     SAGE EAS ENDEC EAS SYSTE
019071 000 A 723118120                     11350723111032 03/01/98 P SLFM 72311
     4 PATCH BAYS 1 X 24
019072 000 A 723118121                     11350723111032 03/01/98 P SLFM 72311
     GATES 5 CH AUDIO CONSOL
019073 000 A 723118122                     11350723111032 03/01/98 P SLFM 72311
     2 DENON DN-950A /951FA C

019075 000 A 723118124                     11350723111032 03/01/98 P SLFM 72311
     2 DENON DN-950FA CD PLAY
019076 000 A 723118125                     11350723111032 03/01/98 P SLFM 72311
     PYRAMID PM-2700 4 CH ST
019077 000 A 723118126                     11350723111032 03/01/98 P SLFM 72311

September 16, 1999                                                                                                          Page
10:31 AM                                           Clear Channel Metroplex, Inc.
                                                        FILE LISTING REPORT
-----------------------------------------------------------------------------------------------------------------------------------
SYS No Ext A Co Asset No    Desc    Location     CI G/L Asset Acct    In-Svc P  Dep    Department Vendor/Mfg Disposal   Acquired
          C                           No        Date T  Meth                  Date        Value
-----------------------------------------------------------------------------------------------------------------------------------
     PYRAMID PM-2700 5 CH MIX
019078 000 A 723118127                     11350723111032 03/01/98 P SLFM 72311
     3 DENON DN-951 FA CD PLA
019079 000 A 723118128                     11350723111032 03/01/98 P SLFM 72311
     2 SHURE LX WIRELESS MICS
019080 000 A 723118129                     11350723111032 03/01/98 P SLFM 72311
     AUDIO ARTS A-50 8 CH AUD
019081 000 A 723118130                     11350723111032 03/01/98 P SLFM 72311
     AUDIO ARTS A-50 12 CH AU
019082 000 A 723118131                     11350723111032 03/01/98 P SLFM 72311
     MCCURDY 12 CH AUDIO CON
019083 000 A 723118132                     11350723111032 03/01/98 P SLFM 72311
     360 SYSTEMS SHORTCUT HD
019084 000 A 723118133                     11350723111032 03/01/98 P SLFM 72311
     AUDIO VAULT AVR SERVER
019214 000 A 723118263                     11350723111032 07/01/98 P SLFM 72311
     PENTIUM 233 MMX COMPUTER
025145 000 A 723118266                     11350723111032 11/01/98 P SLFM 72311
     17" COLOR NONITOR
                                                                  ---------

019085 000 A 723118134                     11370723111032 03/01/98 P SLFM 72311
     FILE ROLL AROUND
019086 000 A 723118135                     11370723111032 03/01/98 P SLFM 72311
     FILE ROLL AROUND
019087 000 A 723118136                     11370723111032 03/01/98 P SLFM 72311
     TABLE FOLDING, PORTABLE
019088 000 A 723118137                     11370723111032 03/01/98 P SLFM 72311
     FILE 2 DRAWER
019089 000 A 723118138                     11370723111032 03/01/98 P SLFM 72311
     FILE 2 DRAWER
019090 000 A 723118139                     11370723111032 03/01/98 P SLFM 72311
     FILE 2 DRAWER
019091 000 A 723118140                     11370723111032 03/01/98 P SLFM 72311
     FILE 2 DRAWER
019092 000 A 723118141                     11370723111032 03/01/98 P SLFM 72311
     STAND MICROWAVE
019093 000 A 723118142                     11370723111032 03/01/98 P SLFM 72311
     TABLE METAL, SHORT, SMA

019095 000 A 723118144                     11370723111032 03/01/98 P SLFM 72311
     TABLE FAX STAND
019096 000 A 723118145                     11370723111032 03/01/98 P SLFM 72311
     TABLE PRINTER STAND
019097 000 A 723118146                     11370723111032 03/01/98 P SLFM 72311
     CABINET 7' METAL
019098 000 A 723118147                     11370723111032 03/01/98 P SLFM 72311
     CHAIR REGULAR
019099 000 A 723118148                     11370723111032 03/01/98 P SLFM 72311

September 16, 1999                                                                                                          Page
10:31 AM                                           Clear Channel Metroplex, Inc.
                                                        FILE LISTING REPORT
-----------------------------------------------------------------------------------------------------------------------------------
SYS No Ext A Co Asset No    Desc    Location     CI G/L Asset Acct    In-Svc P  Dep    Department Vendor/Mfg Disposal   Acquired
      C                           No       Date      T  Meth                 Date        Value
-----------------------------------------------------------------------------------------------------------------------------------
     CABINETS 6' METAL
019101 000 A 723118150                     11370723111032 03/01/98 P SLFM 72311
     STAND PRINTER STAND
019102 000 A 723118151                     11370723111032 03/01/98 P SLFM 72311
     BIN METAL, MEDIUM
019103 000 A 723118152                     11370723111032 03/01/96 P SLFM 72311
     TABLE TYPE STAND
019104 000 A 723118153                     11370723111032 03/01/98 P SLFM 72311
     CHAIR REGULAR
019105 000 A 723118154                     11370723111032 03/01/98 P SLFM 72311
     TABLE GLASS W/LAMP, SMA
019106 000 A 723118155                     11370723111032 03/01/98 P SLFM 72311
     TABLE LARGE, METAL
019107 000 A 723118156                     11370723111032 03/01/98 P SLFM 72311
     SHELVES 5' WOOD
019108 000 A 723118157                     11370723111032 03/01/98 P SLFM 72311
     FILE 4 DRAWER
019109 000 A 723118158                     11370723111032 03/01/98 P SLFM 72311
     FILE 4 DRAWER
019110 000 A 723118159                     11370723111032 03/01/98 P SLFM 72311
     FILE 4 DRAWER
019111 000 A 723118160                     11370723111032 03/01/98 P SLFM 72311
     FILE LATERAL, 2 DRAWER
019112 000 A 723118161                     11370723111032 03/01/98 P SLFM 72311
     FILE LATERAL, 4 DRAWER
019113 000 A 723118162                     11370723111032 03/01/98 P SLFM 72311
     FILE LATERAL, 4 DRAWER
019114 000 A 723118163                     11370723111032 03/01/98 P SLFM 72311
     DESK METAL
019115 000 A 723118164                     11370723111032 03/01/98 P SLFM 72311
     DESK METAL
019116 000 A 723118165                     11370723111032 03/01/98 P SLFM 72311
     DESK METAL
019117 000 A 723118166                     11370723111032 03/01/98 P SLFM 72311
     2 CHAIRS REGULAR
019118 000 A 723118167                     11370723111032 03/01/98 P SLFM 72311
     2 CHAIRS REGULAR
019119 000 A 723118168                     11370723111032 03/01/98 P SLFM 72311
     2 CHAIRS REGULAR
019120 000 A 723118169                     11370723111032 03/01/98 P SLFM 72311
     CHAIR SECRETARIAL
019121 000 A 723118170                     11370723111032 03/01/98 P SLFM 72311
     CHAIR SECRETARIAL
019122 000 A 723118171                     11370723111032 03/01/98 P SLFM 72311
     2 FILES 4 DRAWER
019123 000 A 723118172                     11370723111032 03/01/98 P SLFM 72311
     GB PAPER SHREDDER
019124 000 A 723118173                     11370723111032 03/01/98 P SLFM 72311
     DESK METAL W/RETURN
019125 000 A 723118174                     11370723111032 03/01/98 P SLFM 72311
     MAGNAVOX 19" TV

September 16, 1999                                                                                                          Page
10:31 AM                                           Clear Channel Metroplex, Inc.
                                                        FILE LISTING REPORT
-----------------------------------------------------------------------------------------------------------------------------------
SYS No Ext A Co Asset No    Desc    Location     CI G/L Asset Acct    In-Svc P  Dep    Department Vendor/Mfg Disposal   Acquired
     C                              No      Date     T  Meth                  Date       Value
-----------------------------------------------------------------------------------------------------------------------------------
019126 000 A 723118175                     11370723111032 03/01/98 P SLFM 72311
    DESK COMPUTER WORK CENT
019127 000 A 723118176                     11370723111032 03/01/98 P SLFM 72311
    DESK METAL W/RETURN
019128 000 A 723118177                     11370723111032 03/01/98 P SLFM 72311
    DESK METAL W/CREDENZA
019129 000 A 723118178                     11370723111032 03/01/98 P SLFM 72311
    DESK WOOD
019130 000 A 723118179                     11370723111032 03/01/98 P SLFM 72311
    3 FILES 2 DRAWER
019131 000 A 723118180                     11370723111032 03/01/98 P SLFM 72311
    PANASONIC VCR
019132 000 A 723118181                     11370723111032 03/01/98 P SLFM 72311
    MAYTAG FRIG. LARGE
019133 000 A 723118182                     11370723111032 03/01/98 P SLFM 72311
    PANASONIC MICROWAVE
019134 000 A 723118183                     11370723111032 03/01/98 P SLFM 72311
    DESK WOOD. LARGE
019136 000 A 723118185                     11370723111032 03/01/98 P SLFM 72311
    3 SHELVES 7' METAL
019137 000 A 723118186                     11370723111032 03/01/98 P SLFM 72311
    SENTRY 1150 SAFE. SMALL

019139 000 A 723118188                     11370723111032 03/01/98 P SLFM 72311
    COUCH CLOTH
019140 000 A 723118189                     11370723111032 03/01/98 P SLFM 72311
    COUCH CLOTH
019141 000 A 723118190                     11370723111032 03/01/98 P SLFM 72311
    4 CHAIRS REGULAR
019143 000 A 723118192                     11370723111032 03/01/98 P SLFM 72311
    2 CHAIRS SECRETARIAL
019144 000 A 723118193                     11370723111032 03/01/98 P SLFM 72311
    2 CHAIRS SECRETARIAL
019145 000 A 723118194                     11370723111032 03/01/98 P SLFM 72311
    2 CHAIRS SECRETARIAL
019146 000 A 723118195                     11370723111032 03/01/98 P SLFM 72311
    DESK RECEPTIONIST, LARG
019147 000 A 723118196                     11370723111032 03/01/98 P SLFM 72311
    TABLE CONFERENCE, 8'
019148 000 A 723118197                     11370723111032 03/01/98 P SLFM 72311
    3 CHAIRS SECRETARIAL
019149 000 A 723118198                     11370723111032 03/01/98 P SLFM 72311
    3 CHAIRS SECRETARIAL
019150 000 A 723118199                     11370723111032 03/01/98 P SLFM 72311
    3 CHAIRS SECRETARIAL
019164 000 A 723118213                     11370723111032 03/01/98 P SLFM 72311
    6 DIVIDERS 5' X 6'
019168 000 A 723118217                     11370723111032 03/01/98 P SLFM 72311
    10 DESKS METAL
019171 000 A 723118220                     11370723111032 03/01/98 P SLFM 72311

September 16, 1999                                                                                                           Page 9
10:31 AM                                           Clear Channel Metroplex, Inc.
                                                        FILE LISTING REPORT
-----------------------------------------------------------------------------------------------------------------------------------
SYS No Ext A Co Asset No    Desc    Location     CI G/L Asset Acct    In-Svc P  Dep    Department Vendor/Mfg Disposal   Acquired
          C                        No      Date      T  Meth                  Date        Value
-----------------------------------------------------------------------------------------------------------------------------------
    10 CHAIRS SECRETARIAL
019176 000 A 723118225                     11370723111032 03/01/98 P SLFM 72311
    10 CHAIRS EXECUTIVE
                                                               --------
  Type: 137                 Count= 67                                      32035.00
018952 000 A 723118001                     11380723111032 02/01/98 P SLFM 72311
    2-PRECISION COMPTER SYST
019100 000 A 723118149                     11380723111032 03/01/98 P SLFM 72311
    HP SCANNER
019135 000 A 723118184                     11380723111032 03/01/98 P SLFM 72311
    HP DJ 660C DESKJET PRINT
019142 000 A 723118191                     11380723111032 03/01/98 P SLFM 72311
    APC SMARTUPS 1000 UPS
019151 000 A 723118200                     11380723111032 03/01/98 P SLFM 72311
    HP LJ 5L LASER PRINTER



019157 000 A 723118206                     11380723111032 03/01/98 P SLFM 72311
    HP LJ 4L LASER PRINTER
019158 000 A 723118207                     11380723111032 03/01/98 P SLFM 72311
    HP LJ IIP LASER PRINTER



019162 000 A 723118211                     11380723111032 03/01/98 P SLFM 72311
    CANON LBP-43OW LASER PRI



019165 000 A 723118214                     11380723111032 03/01/98 P SLFM 72311
    COMPUTER 586 W/SVGA

September 16, 1999                                                                                                          Page 10
10:31 AM                                           Clear Channel Metroplex, Inc.
                                                        FILE LISTING REPORT
-----------------------------------------------------------------------------------------------------------------------------------
SYS No Ext A Co Asset No    Desc    Location     CI G/L Asset Acct    In-Svc P  Dep    Department Vendor/Mfg Disposal   Acquired
          C                                              No            Date  T  Meth                             Date    Value
-----------------------------------------------------------------------------------------------------------------------------------
019173 000 A 723118222                  11380723111032 03/01/98 P SLFM 72311
 CANON 7000 LASER FAX
019174 000 A 723118223                  11380723111032 03/01/98 P SLFM 72311
 CANON 5500 LASER FAX
019175 000 A 723118224                  11380723111032 03/01/98 P SLFM 72311
 CANON 5500 LASER FAX

019210 000 A 723118259                  11380723111032 03/03/98 P SLFM 72311
 HP 4000 SE PRINTER
019211 000 A 723118260                  11380723111032 04/01/98 P SLFM 72311
 2 PENTIUM 200 COMPUTER
019212 000 A 723118261                  11380723111032 05/01/98 P SLFM 72311
 HP 4000 SE PRINTER
019213 000 A 723118262                  11380723111032 05/01/98 P SLFM 72311
 NETWORK FILE SERVER
025143 000 A 723118264                  11380723111032 11/01/98 P SLFM 72311
 DELL COMPUTER
025522 000 A 723119001                  11380723111032 03/01/99 P SLFM 72311
 2 DELL P6350 COMPUTERS
025524 000 A 723119002                  11380723111032 03/01/99 P SLFM 72311
 WIN NT 4.0 SERVER
025530 000 A 723119003                  11380723111032 03/01/99 P SLFM 72311
 NETWORK CABLE RUNS
025584 000 A 723119006                  11380723111032 04/01/99 P SLFM 72311
 DELL P6350 G1 COMPUTER
025585 000 A 723119007                  11380723111032 04/01/99 P SLFM 72311
 DELL P6350 G1 COMPUTER
025586 000 A 723119008                  11380723111032 04/01/99 P SLFM 72311
 DELL P6350 G1 COMPUTER
025587 000 A 723119009                  11380723111032 04/01/99 P SLFM 72311
 DELL P6400 GX1p/T COMPUTER
025589 000 A 723119005                  11380723111032 04/01/99 P SLFM 72311
 HP LASERJET 4000 PRINTER
027675 000 A 723119010                  11380723111032 06/01/99 P SLFM 72311
 Special Configuration-Del 450 PII
027676 000 A 723119011                  11380723111032 06/01/99 P SLFM 72311
 2-Dell P6350 G1

                                                               --------

019178 000 A 723118227                  11400723111032 03/01/98 P SLFM 72311
 PATCH BAY 2 X 24
019179 000 A 723118228                  11400723111032 03/01/98 P SLFM 72311
 PI AM-19D(210) ANTENNA M
019180 000 A 723118229                  11400723111032 03/01/98 P SLFM 72311
 SAGE EAS ENDEC RECEIVER
019181 000 A 723118230                  11400723111032 03/01/98 P SLFM 72311
 2 RACKS 7'
019182 000 A 723118231                  11400723111032 03/01/98 P SLFM 72311

September 16, 1999                                                                                                          Page
10:31 AM                                           Clear Channel Metroplex, Inc.
                                                        FILE LISTING REPORT
-----------------------------------------------------------------------------------------------------------------------------------
SYS No Ext A Co Asset No    Desc    Location     CI G/L Asset Acct    In-Svc P  Dep    Department Vendor/Mfg Disposal   Acquired
          C                       No            Date  T  Meth                Date        Value
-----------------------------------------------------------------------------------------------------------------------------------
  DBX 290 STEREO REVERB
019183 000 A 723118232                         11400723111032 03/01/98 P SLFM 72311
  BELAR STEREO MONITOR
019184 000 A 723118233                         11400723111032 03/01/98 P SLFM 72311
  APHEX COMPELLER 300 2 CH
019185 000 A 723118234                         11400723111032 03/01/98 P SLFM 72311
  BELAR FM MONITOR
019186 000 A 723118235                         11400723111032 03/01/98 P SLFM 72311
  BELAR SCA MONITOR

019188 000 A 723118237                         11400723111032 03/01/98 P SLFM 72311
  BELAR AM MONITOR
019189 000 A 723118238                         11400723111032 03/01/98 P SLFM 72311
  GREGG LAB AUDIO PROCESS
019190 000 A 723118239                         11400723111032 03/01/98 P SLFM 72311
  ELECTRO IMPULSE DPTC 20K
019191 000 A 723118240                         11400723111032 03/01/98 P SLFM 72311
  HARRIS MSP95 FM AUDIO CP
019192 000 A 723118241                         11400723111032 03/01/98 P SLFM 72311
  ORBAN B100A AUDIO PROCES
019193 000 A 723118242                         11400723111032 03/01/98 P SLFM 72311
  3 GENTNER COMP/LIMS
019194 000 A 723118243                         11400723111032 03/01/98 P SLFM 72311
  2 MARTI BR-10 RPU RECEIV
019195 000 A 723118244                         11400723111032 03/01/98 P SLFM 72311
  TOWER 40' SMALL
019196 000 A 723118245                         11400723111032 03/01/98 P SLFM 72311
  HELIAX 3" FOR AM & 100
019197 000 A 723118246                         11400723111032 03/01/98 P SLFM 72311
  HELIAX 3" FOR FM & 100
019198 000 A 723118247                         11400723111032 03/01/98 P SLFM 72311
  HARRIS THE-1 FM EXCITER
019199 000 A 723118248                         11400723111032 03/01/98 P SLFM 72311
  SHIVELEY 6 BAY FM ANTEN
019200 000 A 723118249                         11400723111032 03/01/98 P SLFM 72311
  GATES FMC-6 6 BAY FM ANT
019201 000 A 72311 8250                        11400723111032 03/01/98 P SLFM 72311
  GATES BC-IH I KW AM XMTR
019202 000 A 723118251                         11400723111032 03/01/98 P SLFM 72311
  HARRIS GATES ONE I KW AM
019203 000 A 723118252                         11400723111032 03/01/98 P SLFM 72311
  ANTENNA 50M AM ANTENNA
019204 000 A 723118253                         11400723111032 03/01/98 P SLFM 72311
  HARRIS HT20CD 2OKW FM XM
019205 000 A 723118254                         11400723111032 03/01/98 P SLFM 72311
  ANTENNA 131.4M FM TOWER
019206 000 A 723118255                         11400723111032 03/01/98 P SLFM 72311
  GATES FM 20H3 20 KW FM X
025144 000 A 723118265                         11400723111032 11/01/98 P SLFM 72311
  NEW GUY WIRES

September 16, 1999                                                                                                          Page
10:31 AM                                           Clear Channel Metroplex, Inc.
                                                        FILE LISTING REPORT
-----------------------------------------------------------------------------------------------------------------------------------
SYS No Ext A Co Asset No    Desc    Location     CI G/L Asset Acct    In-Svc P  Dep    Department Vendor/Mfg Disposal   Acquired
          C                                              No            Date  T  Meth                             Date    Value
-----------------------------------------------------------------------------------------------------------------------------------
019207 000 A 723118256                     11430723111032 03/01/98 P SLFM 72311
     CHEVROLET BLAZER 1996
019208 000 A 723118257                     11430723111032 03/01/98 P SLFM 72311
     2 CHEVROLET ASTRO VANS -


025580 000 A 723119004                       11490723111032 04/01/99 P SLFM 72311
     ELECTRICAL/AIR CONDITIONING                               -----------

September 16, 1999                                                                                                          Page
10:31 AM                                           Clear Channel Metroplex, Inc.
                                                        FILE LISTING REPORT                                              WEEX-AM
-----------------------------------------------------------------------------------------------------------------------------------
SYS No Ext A Co Asset No    Desc    Location     CI G/L Asset Acct    In-Svc P  Dep    Department Vendor/Mfg Disposal   Acquired
          C                                              No            Date  T  Meth                             Date    Value
-----------------------------------------------------------------------------------------------------------------------------------
                                            Book: Internal FY: December
                                            ---------------------------
019215 000 A 723128002                       11370723121032 03/01/98 P SLM 72312
   TOUCAN MASCOT CUSTOM

Grand Total                                Count =     1

                                Schedule 1.1(c)
                               Station Contracts
                               -----------------

     Some or all of the contracts listed below are used in the operation of multiple stations. Prior to Closing, Seller may designate any such shared contract as an Excluded Asset. The rights and obligations under shared contracts not so excluded will be equitably allocated among Seller, Buyer and (if designated by Seller) one or more third parties in a manner determined by Seller in accordance with the equitable allocation principles set forth below.

     Unless designated by Seller, such shared contracts will not be assigned to Buyer but, (whether or not assigned) Buyer will cooperate with Seller and (any third party designated by Seller) in such allocation and the Station Contracts (and Assumed Obligations) will include Buyer's allocated portion of obligations under such shared contracts (without need for further action and whether such allocation occurs before or after Closing). If designated by Seller, such allocation will occur by termination of the shared contract and execution of new contracts.

     The equitable allocation principles are as follows: (i) any allocation set forth herein shall control; (ii) if none, then any allocation set forth in the shared contract shall control; (iii) if none, then industry custom shall be applied; (iv) if none, then quantifiable proportionate benefit shall be applied; and (v) if not quantifiable, then reasonable accommodation.

     Contracts marked below with an asterisk require third party notice or consent to be assigned. Any written employment agreements of employees that Seller elects to retain pursuant to Section 10.4 shall be Excluded Assets.

1.   All Time Sales Agreements

2.   All Trade Agreements

3.   The Real Property Leases (if any) described on Schedule 1.1(f)

4. Any other contracts, agreements or leases designated by Seller and made in the ordinary course of business that are used in the operation of any Station.

5. Any Arbitron Agreements and National Representation Agreements that apply to the Stations (if any such contracts apply to the Stations, then Buyer shall enter agreements at Closing for Station's/Stations' remaining obligations under Seller's agreements)

6.   The following:

WEEX(AM
-------

*    1.   Local Station Per Program Radio Licenses Agreement with ASCAP

*    2.   BMI Single Station Radio Per Program Agreement

*    3.   Seasonal New York Yankees Baseball Broadcasting Agreement with Madison
          Square Garden Network

     4. Program License Agreement with Mutual Broadcasting System ("Week in Review")

     5. Program License Agreement with Westwood One Entertainment ("Jim Bohannon Show")

     6. Program License Agreement with Westwood One Entertainment ("On the Garden Line with Jerry Baker")

     7. Program License Agreement with Westwood One Entertainment ("Ask the Handyman with Glen Haege")

*    8.   Affiliation Agreement with USA Radio Network and TBC Media Service
          (Daybreak USA)

*    9.   Affiliation Agreement with USA Radio Network and TBC Media Service
          (USA Radio Network Top of the Hour News)

* 10. Affiliation Agreement with USA Radio Network and TBC Media Service (USA Radio Programming)

*    11.  Program License Agreement with Westwood One Entertainment (G. Gordon
          Liddy)

*    12.  Program License Agreement with Westwood One Entertainment (Tom Leykis
          Show)

* 13. Radio Program License Agreement with Echo Radio Productions, Inc. ("$ecret $ of Suces$")

     14. WOR Radio Network Broadcast Agreement - Bob Grant with WOR Radio Network ("The Bob Grant Show")

     15.  Radio Programming License Agreement with COX Radio, Inc. (Motley Fool)

     16. Affiliation Agreement with Prosper Entertainment (The Movie Show on Radio)

     17. Agreement with SESAC, Inc. and Paterson Allentown Broadcasting Corporation re: WIPI-AM

     18.  Representation Agreement with Clear Channel Radio Sales

WODE-FM
-------

     1.   Local Station Blanket Radio License Agreement with ASCAP

     2.   BMI Single Station Radio Blanket License Agreement

     3. Premiere Mediabase 24/7 License Agreement with Premier Radio Networks, Inc.

*    4.   Licensing Agreement for "Rock & Roll's Greatest Hits" with ABC Radio
          Network

*    5.   Licensing Agreement for "American Gold" with ABC Radio Network

     6.   Westwood One Radio Networks Affiliation Agreement

     7. JAM Productions Agreement with JAM Creative Productions, Inc. (license for 10 cuts from the "Do It Again" jingle series)

*    8.   Radio Computing Services, Inc. Software products License Agreement

     9.   Radio Advertising Bureau, Inc. Contract

     10. Letter Agreement for consulting services provided by Patrick Programming Services

     11.  Promosuite Contract with Broadcast Manager, Inc.

     12.  Hot Track Broadcast Agreement with Paul Dickson/Hot Tracks

*    13.  Associated Press Agreement for Radio

     14.  SESAC, Inc. Radio Broadcasting Performance License

     15. Representation Agreement with Clear Channel Radio Sales and Clear Channel Communications

EMPLOYMENT AGREEMENTS
---------------------

WODE-FM/WEEX(AM)
----------------

     1.   Agreements with Michael A. Lotito in Sales

     2.   Agreements with Frederick J. Milander, Jr. in Sales

     3.   Agreement with Brian K. Engler as Air Personality

     4.   Agreement with Dave M. Halperin as Chief Operator/Disc Jockey

     5.   Agreement with David M. Moore as Account Executive Sales Department

*    6.   Agreement with Alicea Layne Ptak regarding job duties as Air
          Personality

     7.   Agreement with David A. Worman regarding job duties in AM Operations

     8.   Agreement with Paul Glodfelter regarding job duties as Air Personality

WEEX(AM)
--------

     1. Agreement with John M. Johnston regarding job duties as WEEX Program Director

WODE-FM
-------

     1.   Agreement with Jason A. Causa in Sales

     2.   Agreement with Joseph R. Hafner, Jr. in Sales

     3.   Agreement with Maria L. Check regarding job duties as FM Personality

     4. Agreement with Richard R. Mantz regarding job duties as Announcer-Air Personality

     5. Agreement with Karen E. Raughley regarding job duties as On-Air Personality

     6. Agreement with William Sheridan III regarding job duties as Program Director

     7.   Agreement with Peggy Castranova in Sales

     8.   Agreement with Trisha Kroll in Sales

                                Schedule 1.1(d)
                              Intangible Property
                              -------------------

WODE-FM
-------

     WODE

WEEX(AM)
--------

     WEEX

                                Schedule 1.1(f)
                                 Real Property
                                 -------------

OWNED REAL ESTATE
-----------------

WODE-FM/WEEX(AM)
----------------

     1. Tower & Studio Site for both stations - by Special Warranty Deed for property known as Northampton County Uniform parcel Identifier: Map K9SE4, Block 14, Lot 8

REAL ESTATE CONTRACTS
---------------------

WODE-FM
-------

     1. Tower Space License Agreement for space on tower located at 300 East Rock Road, Allentown, Pennsylvania

                                Schedule 1.2(h)
                                Excluded Assets
                                ---------------

Any assets or categories of assets identified as Excluded Assets on Schedule 1.1(b)

                               ESCROW AGREEMENT
                               ----------------

                            (Clear Channel/Nassau)

                                 ($6,000,000)

     THIS ESCROW AGREEMENT (the "Agreement") is made as of February 29, 2000 among Clear Channel Broadcasting, Inc., a Nevada corporation ("Seller"), Nassau Broadcasting Partners, L.P., a Delaware limited partnership ("Buyer"), and Bank of America, a national banking association ("Escrow Agent").

                             W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Seller and Buyer are parties to an Asset Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which Buyer is to deposit funds with the Escrow Agent in connection with the purchase and sale of certain radio broadcast stations.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller, Buyer and Escrow Agent hereby agree as follows:

     Section 1. Escrow Account and Deposit. The Escrow Agent has established, or simultaneously with the execution hereof will establish, an account (the "Escrow Account") into which Buyer has deposited, or simultaneously with the execution hereof will deposit, Six Million Dollars ($6,000,000). Upon receipt thereof, the Escrow Agent shall provide Buyer and Seller confirmation thereof, and shall hold and disburse such deposit as set forth in this Agreement. Such deposit shall be invested in the Bank of America Business Investment Account or a money market fund investing solely in securities issued by the United States, as directed by Buyer and Seller. Such deposit, as increased or decreased based upon such investment results, is referred to herein as the "Deposit." For tax purposes, interest and other income earned on the Deposit shall be reported as income of Buyer, the Escrow Agent shall file a Form 1099 consistent with such treatment, and Buyer shall provide Escrow Agent with executed Forms W-8 and W-9, as requested by Escrow Agent.

     Section 2. Release of Deposit by Escrow Agent. The Escrow Agent shall promptly release all or a portion of the Deposit to Buyer or Seller, as the case may be, upon the first to occur of the following circumstances:

          (a) if the Escrow Agent receives written instructions from Seller stating that Seller is entitled to the Deposit pursuant to the Purchase Agreement and that Seller has delivered to Buyer a copy of such notice, and directing the Escrow Agent to disburse the Deposit, then the Escrow Agent shall disburse the Deposit in accordance with such instructions;

          (b) if the Escrow Agent receives joint written instructions from Seller and Buyer directing the Escrow Agent to disburse the Deposit, then the Escrow Agent shall disburse the Deposit in accordance with such instructions; or

          (c) if the Escrow Agent receives a final order of a court of competent jurisdiction authorizing the Escrow Agent to disburse the Deposit, then the Escrow Agent shall disburse the Deposit in accordance with such order.

     Section 3. Reliance by Escrow Agent. The Escrow Agent shall be entitled to rely upon and act in accordance with any of: (a) written notice of Buyer pursuant to Section 2(a) hereof, (b) the joint written instructions of Seller and Buyer, and (c) a final order of a court of competent jurisdiction authorizing the Escrow Agent to release the Deposit, or any portion thereof, to Buyer or Seller.

     Section 4. Conflicting Demands. If conflicting demands are made upon the Escrow Agent, the Escrow Agent shall not be required to resolve such controversy or take any action, but may await resolution of the controversy by joint instructions from Seller and Buyer or by appropriate legal proceedings; provided, however, that, notwithstanding the foregoing, if the Escrow Agent receives written notice of Seller pursuant to Section 2(a), then Escrow Agent shall disburse the Deposit in accordance with the instructions set forth therein regardless of any conflicting demand, and in doing so Escrow Agent shall not become liable in any way and shall be indemnified as provided in Section 5.

     Section 5. Indemnification; Fees of Escrow Agent. Buyer and Seller shall jointly and severally pay, and hold the Escrow Agent harmless against, all costs, charges, damages and attorneys' fees which the Escrow Agent in good faith may incur or suffer in connection with or arising out of this Agreement. The Escrow Agent shall be entitled to a fee for services it renders hereunder in the amount set forth on Schedule A attached hereto, which shall be paid one-half by the Seller and one-half by Buyer.

     Section 6. Rights and Duties of Escrow Agent.

          (a) No assignment of the interest of any of the parties hereto shall be binding upon the Escrow Agent unless and until written evidence of such assignment in a form satisfactory to the Escrow Agent shall be filed with and accepted by the Escrow Agent.

          (b) The Escrow Agent may rely or act upon orders or directions signed by the proper parties, or bearing a signature or signatures reasonably believed by the Escrow Agent to be genuine.

          (c) The Escrow Agent shall have no duties other than those expressly imposed on it herein and shall not be liable for any act or omission except for its own gross negligence or willful misconduct.

          (d) In the event that the Deposit or any proceeds thereof shall be attached, garnished, or levied upon by an order of any court, or the delivery thereof shall be stayed or enjoined by an order of court, or any order, judgment or decree shall be made or entered by any court affecting the property deposited under this Agreement, or any part thereof, the Escrow Agent is hereby expressly authorized in its sole discretion to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in case the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding that such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

          (e) The Escrow Agent may resign by giving sixty (60) days written notice of resignation, specifying the effective date thereof. Within thirty (30) days after receiving the aforesaid notice, the Seller and Buyer agree to appoint a successor escrow agent to which the Escrow Agent shall transfer the Deposit or any proceeds thereof then held in escrow under this Agreement. If a successor escrow agent has not been appointed and/or has not accepted such appointment by the end of the 30-day period, the Escrow Agent may at its sole option: (i) apply to a court of competent jurisdiction for the appointment of a successor escrow agent, and the costs, expenses and reasonable attorneys' fees which are incurred in connection with such a proceeding shall be paid one-half by the Seller and one-half by Buyer, or (ii) continue to hold the Deposit until it receives an order from a court of competent jurisdiction or joint written instructions of Seller and Buyer directing the Escrow Agent to release the Deposit.

     Section 7. Disputes. Except as provided in Section 4, in the event of any disagreement between any of the parties resulting in conflicting or adverse claims or demands being made to the Deposit, the Escrow Agent shall be entitled, at its sole option, to refuse to comply with or recognize any such claims or demands as long as the disagreement shall continue, and in doing so, Escrow Agent shall not become liable in any way to any person for failure or refusal to comply with such conflicting or adverse claims or demands, and its duties hereunder with regard to such disputed Deposit shall be suspended until the rights of the claimants have been fully adjudicated or the differences adjusted between the parties and the Escrow Agent shall have been notified thereof in writing signed by all parties interested. In the event the differences between the parties with regard to the disputed Deposit have not been adjusted, and the Escrow Agent has been so notified, within ten (10) days following receipt of notice by Escrow Agent of conflicting or adverse claims or demands, Escrow Agent may, but shall not be obligated to, interplead the disputed Deposit in court, and thereupon Escrow Agent shall be fully and completely discharged of its duties as Escrow Agent with regard to the Deposit. The parties shall be jointly and severally liable to Escrow Agent for all fees and expenses, including legal fees, incurred by Escrow Agent in exercising its rights.

     Section 8. Notices. Any notice or other communication required or permitted hereunder shall be deemed to have been sufficiently given when delivered personally, by facsimile, recognized air courier, or registered or certified mail, return receipt requested, addressed as follows:

if to Seller:                   c/o Clear Channel Broadcasting, Inc.
                                200 Concord Plaza, Suite 600
                                San Antonio, Texas 78216
                                Attention: President
                                Facsimile: (210) 822-2299

with a copy (which shall not
constitute notice) to:          Wiley, Rein & Fielding
                                1776 K Street, N.W.
                                Washington, D.C. 20006
                                Attention: Richard J. Bodorff, Esq.
                                Facsimile: (202) 719-7049

if to Buyer:                    Nassau Broadcasting Partners, L.P.
                                619 Alexander Road, Third Floor
                                Princeton, New Jersey 08540
                                Attention: Louis F. Mercatanti, Jr.
                                Facsimile: (609) 924-1584

with a copy (which shall not
constitute notice) to:          Sterns and Weinroth
                                50 West State Street
                                P.O. Box 1298
                                Trenton, New Jersey 08607-1298
                                Attention: Mark Schorr, Esq.
                                Facsimile: (609) 392-7956

if to Escrow Agent:             Bank of America
                                Private Banking
                                8300 Greensboro Drive
                                Third Floor
                                McLean, Virginia 22102
                                Attention: Susan B. Poliquin, Vice President
                                Facsimile No.: (703) 761-9203

or to such other address as may be specified by any party in a written notice to the other parties.

     Section 9. Governing Law. This Agreement shall be construed under the laws of the District of Columbia.

     Section 10. Waiver. This Agreement may be amended or modified, and any term may be waived, only if such amendment, modification or waiver is in writing and signed by all parties.

     Section 11. No Third Party Beneficiaries. This Agreement is a personal one, the duty of the Escrow Agent being only to the parties hereto, their successors or assigns, and to no other person whatsoever.

     Section 12. Counterparts. This Agreement may be executed in separate counterparts.

                           [SIGNATURE PAGE FOLLOWS]


849991

                      SIGNATURE PAGE TO ESCROW AGREEMENT
                      ----------------------------------

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized officers all as of the day and year first above written.

SELLER:                  CLEAR CHANNEL BROADCASTING, INC.

                         By:  /s/ Mark P. Mays
                              -----------------------------------------
                              Name: Mark P. Mays
                              Title:    Pres.

BUYER:                   NASSAU BROADCASTING PARTNERS, L.P.

                         By:  Nassau Broadcasting Partners, Inc.,
                              its general partner

                         By:
                              -----------------------------------------
                              Name:
                              Title:


ESCROW AGENT:            BANK OF AMERICA

                         By:
                              -----------------------------------------
                              Name:
                              Title:

                    SIGNATURE PAGE TO ESCROW AGREEMENT
                    ----------------------------------

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized officers all as of the day and year first above written.

SELLER:                  CLEAR CHANNEL BROADCASTING, INC.

                         By:
                              -----------------------------------------
                              Name:
                              Title:

BUYER:                   NASSAU BROADCASTING PARTNERS, L.P.

                         By:  Nassau Broadcasting Partners, Inc.,
                              its general partner

                         By:  /s/  Louis F. Mercatanti, Jr.
                              -----------------------------------------
                              Name:   Louis F. Mercatanti, Jr.
                              Title:  President


ESCROW AGENT:            BANK OF AMERICA

                         By:
                              -----------------------------------------
                              Name:
                              Title:

                      SIGNATURE PAGE TO ESCROW AGREEMENT
                      ----------------------------------

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized officers all as of the day and year first above written.

SELLER:                  CLEAR CHANNEL BROADCASTING, INC.

                         By:
                              -----------------------------------------
                              Name:
                              Title:

BUYER:                   NASSAU BROADCASTING PARTNERS, L.P.

                         By:  Nassau Broadcasting Partners, Inc.,
                              its general partner

                         By:
                              -----------------------------------------
                              Name:
                              Title:


ESCROW AGENT:            BANK OF AMERICA

                         By:  /s/ Susan B. Poliquin
                              -----------------------------------------
                              Name:  Susan B. Poliquin
                              Title: Vice President

                                  SCHEDULE A
                                  ----------

                               ESCROW AGENT FEE
                               ----------------

                                    $1,500

Re:  Nassau

     Escrow Wire Instructions

     The Escrow Deposit ($6,000,000) should be wired to the Escrow Agent in accordance with the following instructions:

       Bank:             Bank of America
       City/State:       Washington, DC
       Routing#:         054001204
       Beneficiary:      Bank of America, Escrow Agent for Clear Channel/Nassau
       Account#:         1920511160

849709

                 CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT
                 --------------------------------------------

     This Confidentiality and Non-Disclosure Agreement (the "Agreement") dated as of December 15, 1999, is by and between Clear Channel Communications, Inc., acting on behalf of itself and its subsidiaries ("CCC") and AMFM, Inc., acting on behalf of itself and its subsidiaries ("AMFM"), (CCC and AMFM, collectively and individually, the "Disclosing Party") and Nassau Broadcasting Partners, L.P. (the "Interested Party").

     In connection with Interested Party's desire to explore the possibility of entering into a transaction with Disclosing Party or with one of its affiliates (the "Transaction"), Disclosing Party is furnishing certain information to the Interested Party that is non-public, confidential or proprietary in nature (the "Information").

     In consideration of Disclosing Party's disclosure to it of the Information, the Interested Party agrees that it will keep the Information confidential and that the Information shall not, without the prior written consent of Disclosing Party, be disclosed by the Interested Party or by its affiliates, directors, officers, partners, agents or employees (collectively, "Representatives"), in any manner whatsoever, in whole or in part, and shall not be used by the Interested Party or its Representatives other than in connection with the Transaction. Moreover, the Interested Party agrees to transmit the Information only to such of its Representatives who need to know the Information for the sole purpose of assisting the Interested Party in the Transaction, who are informed of this Agreement and who agree to be bound by the terms hereof as if a party hereto. In any event, the Interested Party shall be fully liable for any breach of this Agreement by its Representatives.

     The term "Information" shall exclude any information to the extent that such information (1) is or becomes generally available to the public other than as a result of acts by the Interested Party or its Representatives in violation of this agreement, (2) is in the possession of the Interested Party or its Representatives prior to disclosure by Disclosing Party or (3) is disclosed to the Interested Party or its Representatives on a non-confidential basis by a person other than Disclosing Party or its Representatives that, to the Interested Party's knowledge after due inquiry, is not restricted from disclosing such information to the Interested Party or to its Representatives by any contractual, fiduciary or other legal obligation. For the purposes of this agreement, the term "person" shall be construed broadly and shall include, without limitation, any natural person, corporation, partnership, trust, association or other entity.

     Without the prior written consent of Disclosing Party, neither the Interested Party nor its Representatives shall disclose to any person (including, but not limited to, other persons and entities possibly interested in the same or any similar transaction) the fact that it has received any of the Information or that discussions or negotiations are taking place concerning the Transaction, including the possible terms and status thereof.

          Interested Party agrees that, without the Disclosing Party's prior written consent, Interested Party will not, for a period of two years from the date of this Agreement, directly or indirectly, (i) solicit the employment of any key employee, officer or senior manager of the Disclosing Party or (ii) hire any key employee, officer or senior manager employed by the Disclosing Party or any former key employee, officer or senior manager whose employment with the Disclosing Party has ceased within 90 days of such solicitation or hire.

     The Interested Party agrees that, unless an agreement for a transaction is made, at the earlier of the conclusion of its review of the Information, or within three business days of Disclosing Party's request, all copies of the Information in any form whatsoever (including but not limited to any reports, memoranda or other materials prepared by the Interested Party or at its direction) will be destroyed or will be delivered by the Interested Party and its Representatives to Disclosing Party.

     If the Interested Party or anyone to whom it supplies the Information receives a request to disclose all or any part of the Information under the terms of a subpoena or order issued by a court of competent jurisdiction or by a governmental body, the Interested Party agrees to (i) immediately notify Disclosing Party of the existence, terms and circumstances surrounding such a request, (ii) consult with Disclosing Party on the advisability of taking legally available steps to resist or narrow such request, and (iii) if disclosure of such Information is legally required, furnish only such portion of the information it is legally compelled to disclose.

     Interested Party understands that the Disclosing Party has endeavored to include in the Information those materials which it believes to be reliable and relevant for the purpose of Interested Party's evaluation, but Interested Party acknowledges that neither the Disclosing Party nor any of its representatives or advisors, makes any representation or warranty as to the accuracy or completeness of the Information. Interested Party agrees that neither the Disclosing Party nor any of its representatives or advisors, shall have any liability to Interested Party or to any Representatives as a result of the use of the Information by Interested Party or Representatives, and Interested Party understands that only those particular representations and warranties which may be made by the Disclosing Party to the purchasers of the assets of the Disclosing Party in a definitive agreement, when, as and if it is executed, and subject to such limitations and restrictions as may be specified in such definitive agreement, shall have any legal effect.

     The Interested Party acknowledges and agrees that in the event of any breach of this agreement, Disclosing Party would be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, the parties agree that Disclosing Party, in addition to any other remedy to which it may be entitled in law or equity, shall be entitled to an injunction or injunctions (without the posting of any bond) to prevent breaches of this agreement and/or to compel specific performance of this agreement, and that neither the Interested Party nor its Representatives will oppose the granting of such relief. The prevailing party also agrees to reimburse the non-prevailing party for all costs and expenses, including attorneys' fees, incurred by it in enforcing the obligations of the Interested Party and its Representatives hereunder.

     Interested Party acknowledges that Interested Party is aware, and that Interested Party will advise such Representatives who are informed as to the matters which are the subject of this letter, that the federal and state securities laws prohibit any person who has received material, non-public information concerning a publicly traded company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell

This Confidentially and Non-Disclosure Agreement is executed by the below parties as of the date first stated above.


INTERESTED PARTY                       _____________________________________


                                       By:   /s/ Louis Mercatanti
                                          ----------------------------------
                                          Name:  Louis Mercatanti
                                          Title: Chairman


DISCLOSING PARTY                       CLEAR CHANNEL COMMUNICATIONS, INC.


                                       By:   /s/ Randall T. Mays
                                          ----------------------------------
                                          Name:  Randall T. Mays
                                          Title: Executive Vice President


DISCLOSING PARTY                       AM/FM, INC.


                                       By:   /s/ D. Geoff Armstrong
                                          ----------------------------------
                                          Name:  D. Geoff Armstrong
                                          Title: EVP/CFO